                      ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                         FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                                     WORCESTER, MASSACHUSETTS
                       FLEXIBLE PAYMENT DEFERRED VARIABLE AND FIXED ANNUITY
                                             CONTRACTS
                              FULCRUM FUND VARIABLE ANNUITY CONTRACTS

                        This Prospectus provides important information about
                        The Fulcrum Fund variable annuity contract issued by
                        Allmerica Financial Life Insurance and Annuity
                        Company (in all jurisdictions except Hawaii and New
                        York) and First Allmerica Financial Life Insurance
                        Company in New York and Hawaii. The contract is a
                        flexible payment tax- deferred combination variable
                        and fixed annuity offered on both a group and
                        individual basis.
                        The Variable Account, known as the Fulcrum Separate
                        Account is subdivided into Sub- Accounts. Each
                        Sub-Account offered under this contract invests
                        exclusively in shares of one of the following
   PLEASE READ THIS     investment portfolios:
 PROSPECTUS CAREFULLY
 BEFORE INVESTING AND
  KEEP IT FOR FUTURE
      REFERENCE.

                        THE FULCRUM TRUST                                    LAZARD RETIREMENT SERIES, INC.
                        --------------------------------------------------   --------------------------------------------------
  ANNUITIES INVOLVE     Global Interactive/Telecomm Portfolio                Lazard Retirement International Equity Portfolio
   RISKS INCLUDING      International Growth Portfolio
   POSSIBLE LOSS OF     Growth Portfolio                                     MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE
      PRINCIPAL.        Value Portfolio                                      TRUST-SM-
                        Strategic Income Portfolio                           -------------------------------
                                                                             MFS-Registered Trademark- Emerging Growth Series
                        ALLMERICA INVESTMENT TRUST                           MFS-Registered Trademark- Growth With Income
                        -------------------------                            Series
                        Money Market Fund
                                                                             OPPENHEIMER VARIABLE ACCOUNT FUNDS
                        AIM VARIABLE INSURANCE FUNDS, INC.                   -----------------------------------
                        ---------------------------------                    Oppenheimer Aggressive Growth Fund/VA
                        AIM V.I. Value Fund                                  Oppenheimer Main Street Growth & Income Fund/VA
                        DELAWARE GROUP PREMIUM FUND, INC.                    PBHG INSURANCE SERIES FUND, INC.
                        ---------------------------------                    --------------------------------
                        Small Cap Value Series                               PBHG Select 20 Portfolio
                        Delaware Balanced Series


                          The Fixed Account is part of the Company's General
                          Account and pays an interest rate guaranteed for
                          one year from the time a payment is received. The
                          Guarantee Period Accounts offer fixed rates of
                          interest for specified periods ranging from 3 to
                          10 years. A Market Value Adjustment is applied to
                          payments removed from a Guarantee Period Account
                          before the end of the specified period. The Market
                          Value Adjustment may be positive or negative.
                          Payments allocated to a Guarantee Period Account
                          are held in the Company's Separate Account GPA
                          (except in California where they may be allocated
   THIS ANNUITY IS        to the General Account).
        NOT:              A Statement of Additional Information dated May 1,
 - A BANK DEPOSIT OR      1999 containing more information about this
   OBLIGATION;            annuity is on file with the Securities and
 - FEDERALLY INSURED;     Exchange Commission and is incorporated by
 - ENDORSED BY ANY        reference into this Prospectus. A copy may be
   BANK OR                obtained free of charge by completing the attached
   GOVERNMENTAL           request card or by calling Allmerica Investments,
   AGENCY.                Inc., at 1-800-917-1909. The Table of Contents of
                          the Statement of Additional Information is listed on page 3 of this Prospectus.
                          This Prospectus and the Statement of Additional
                          Information can also be obtained from the Securities and Exchange Commission's website
                          (http://www.sec.gov).
                          THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
                          APPROVED OR DISAPPROVED THESE SECURITIES OR
                          DETERMINED THAT THE INFORMATION IS TRUTHFUL OR
                          COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A
                          CRIMINAL OFFENSE.
                          DATED MAY 1, 1999

                               TABLE OF CONTENTS

SPECIAL TERMS..............................................................    4
SUMMARY OF FEES AND EXPENSES...............................................    6
SUMMARY OF CONTRACT FEATURES...............................................   15
PERFORMANCE INFORMATION....................................................   21
DESCRIPTION OF THE COMPANIES, THE VARIABLE ACCOUNTS, AND THE UNDERLYING
 FUNDS.....................................................................   22
INVESTMENT OBJECTIVES AND POLICIES.........................................   25
DESCRIPTION OF THE CONTRACT................................................   27
  A.  Payments.............................................................   27
  B.  Right to Cancel Individual Retirement Annuity........................   27
  C.  Right to Cancel All Other Contracts..................................   28
  D.  Transfer Privilege...................................................   28
            Automatic Transfers and Automatic Account Rebalancing
              Options......................................................   28
  E.  Surrender............................................................   29
  F.  Withdrawals..........................................................   30
            Systematic Withdrawals.........................................   30
            Life Expectancy Distributions..................................   31
  G.  Death Benefit........................................................   31
            Death of the Annuitant Prior to the Annuity Date...............   31
            Death of an Owner Who is Not Also the Annuitant Prior to the
              Annuity Date.................................................   32
            Payment of the Death Benefit Prior to the Annuity Date.........   32
            Death of the Annuitant On or After the Annuity Date............   32
  H.  The Spouse of the Owner as Beneficiary...............................   32
  I.  Assignment...........................................................   33
  J.  Electing the Form of Annuity and the Annuity Date....................   33
  K.  Description of Variable Annuity Payout Options.......................   34
  L.  Annuity Benefit Payments.............................................   35
            Determination of the First Variable Annuity Benefit Payment....   35
            The Annuity Unit...............................................   35
            Determination of the Number of Annuity Units...................   36
            Dollar Amount of Subsequent Variable Annuity Benefit
              Payments.....................................................   36
  M. Optional Minimum Guaranteed Annuity Payout Rider......................   36
  N.  NORRIS Decision......................................................   38
  O.  Computation of Values................................................   38
            The Accumulation Unit..........................................   38
            Net Investment Factor..........................................   39
CHARGES AND DEDUCTIONS.....................................................   39
  A.  Variable Account Deductions..........................................   39
            Mortality and Expense Risk Charge..............................   39
            Administrative Expense Charge..................................   40
            Other Charges..................................................   40
  B.  Contract Fee.........................................................   40
  C.  Optional Minimum Guaranteed Annuity Payout Rider Charge..............   40
  D.  Premium Taxes........................................................   41
  E.  Surrender Charge.....................................................   41
            Charge for Surrender and Withdrawals...........................   42
            Reduction or Elimination of Surrender Charge and Additional
              Amounts Credited.............................................   42
            Withdrawal Without Surrender Charge............................   43
            Surrenders.....................................................   44
            Charge at the Time Annuity Benefit Payments Begin..............   44
  F.  Transfer Charge......................................................   44
GUARANTEE PERIOD ACCOUNTS..................................................   45

FEDERAL TAX CONSIDERATIONS.................................................   47
  A.  Qualified and Non-Qualified Contracts................................   48
  B.  Taxation of the Contracts in General.................................   48
            Withdrawals Prior to Annuitization.............................   48
            Annuity Payouts After Annuitization............................   48
            Penalty on Distribution........................................   48
            Assignments or Transfers.......................................   49
            Nonnatural Owners..............................................   49
            Deferred Compensation Plans of State and Local Governments
              and Tax-Exempt Organizations.................................   49
  C.  Tax Withholding......................................................   49
  D.  Provisions Applicable to Qualified Employer Plans....................   50
            Corporate and Self Employed Pension and Profit Sharing Plans...   50
            Individual Retirement Annuities................................   50
            Tax-Sheltered Annuities........................................   50
            Texas Optional Retirement Program..............................   51
STATEMENTS AND REPORTS.....................................................   51
LOANS (QUALIFIED CONTRACTS ONLY)...........................................   51
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS..........................   51
CHANGES TO COMPLY WITH LAW AND AMENDMENTS..................................   52
VOTING RIGHTS..............................................................   52
DISTRIBUTION...............................................................   53
SERVICE AND DISTRIBUTION FEES..............................................   53
LEGAL MATTERS..............................................................   54
YEAR 2000 COMPLIANCE.......................................................   54
FURTHER INFORMATION........................................................   55
APPENDIX A -- MORE INFORMATION ABOUT THE FIXED ACCOUNT.....................  A-1
APPENDIX B -- SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT............  B-1
APPENDIX C -- THE DEATH BENEFIT............................................  C-1
APPENDIX D -- CONDENSED FINANCIAL INFORMATION..............................  D-1

                      STATEMENT OF ADDITIONAL INFORMATION
                               TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY............................................    2
TAXATION OF THE CONTRACT, THE VARIABLE ACCOUNT AND THE COMPANY.............    3
SERVICES...................................................................    3
UNDERWRITERS...............................................................    3
ANNUITY BENEFIT PAYMENTS...................................................    4
EXCHANGE OFFER.............................................................    5
PERFORMANCE INFORMATION....................................................    7
TAX-DEFERRED ACCUMULATION..................................................   12
FINANCIAL STATEMENTS.......................................................  F-1

                                 SPECIAL TERMS

ACCUMULATED VALUE: the total value of all Accumulation Units in the Sub-Accounts plus the value of all accumulations in the Fixed Account and Guarantee Period Accounts credited to the Contract, on any date before the Annuity Date.

ACCUMULATION UNIT: a unit of measure used to calculate the value of a Sub-Account before annuity benefit payments begin.

ANNUITANT: the person designated in the Contract upon whose life annuity benefit payments are to be made.

ANNUITY DATE: the date on which annuity benefit payments begin. This date may not be greater than the first day of the month before the Annuitant's 90th birthday.

ANNUITY UNIT: a unit of measure used to calculate the value of the periodic annuity benefit payments under the Contract.

COMPANY: unless otherwise specified, any reference to the "Company" shall refer exclusively to Allmerica Financial Life Insurance and Annuity Company for contracts issued in all jurisdictions except Hawaii and New York and exclusively to First Allmerica Financial Life Insurance Company for contracts issued in Hawaii and New York.

FIXED ACCOUNT: an investment option under the Contract that guarantees principal and a fixed minimum interest rate and which is part of the Company's General Account.

FIXED ANNUITY PAYOUT: an annuity payout option providing for annuity benefit payments which remain fixed in amount throughout the annuity benefit payment period selected.

GENERAL ACCOUNT: all the assets of the Company other than those held in a separate account.

GUARANTEE PERIOD: the number of years that a Guaranteed Interest Rate is credited.

GUARANTEE PERIOD ACCOUNT: an account which corresponds to a Guaranteed Interest Rate for a specified Guarantee Period.

GUARANTEED INTEREST RATE: the annual effective rate of interest, after daily compounding, credited to a Guarantee Period Account.

MARKET VALUE ADJUSTMENT: a positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred prior to the end of its Guarantee Period.

OWNER (OR YOU): the person, persons or entity entitled to exercise the rights and privileges under the Contract. Joint Owners are permitted if one of the two is the Annuitant.

SUB-ACCOUNT: a subdivision of the Variable Account investing exclusively in the shares of a corresponding portfolio of The Fulcrum Trust (formerly The Palladian-SM- Trust) ("Fulcrum"), a corresponding fund of Allmerica Investment Trust (the "Trust"), a corresponding fund of AIM Variable Insurance Funds, Inc., ("AVIF"), a corresponding series of Delaware Group Premium Fund, Inc. ("DGPF"), a corresponding portfolio of Lazard Retirement Series, Inc. ("Lazard"), a corresponding series of MFS Variable Insurance Trust (the "MFS Trust"), a corresponding fund of Oppenheimer Variable Account Funds ("Oppenheimer"), or a corresponding portfolio of PBHG Insurance Series Fund, Inc. ("PBHG").

SURRENDER VALUE: the Accumulated Value of the Contract on full surrender after application of any Contract fee, surrender charge, and Market Value Adjustment.

UNDERLYING FUNDS (OR FUNDS): Global Interactive/Telecomm Portfolio, International Growth Portfolio, Growth Portfolio, Value Portfolio and Strategic Income Portfolio of The Fulcrum Trust; Money Market Fund of Allmerica Investment Trust; AIM V.I. Value Fund of AVIF; Delaware Balanced Series and Small Cap Value Series of DGPF; Lazard Retirement International Equity Portfolio of Lazard; MFS Emerging Growth Series and MFS Growth With Income Series of the MFS Trust; Oppenheimer Aggressive Growth Fund/VA and Oppenheimer Main Street Growth & Income Fund/VA of Oppenheimer; and PBHG Select 20 Portfolio of PBHG.

VALUATION DATE: a day on which the net asset value of the shares of any of the Funds is determined and unit values of the Sub-Accounts are determined. Valuation dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, withdrawal, or surrender of a Contract was received) when there is a sufficient degree of trading in an Underlying Fund's portfolio securities such that the current unit value of the Sub-Accounts may be materially affected.

VARIABLE ACCOUNT: the Fulcrum Separate Account, one of the Company's Separate Accounts, consisting of assets segregated from other assets of the Company. The investment performance of the assets of the Variable Account is determined separately from the other assets of the Company and are not chargeable with liabilities arising out of any other business which the Company may conduct.

VARIABLE ANNUITY PAYOUT: an annuity payout option providing for payments varying in amount in accordance with the investment experience of certain of the Underlying Funds.

                          SUMMARY OF FEES AND EXPENSES

There are certain fees and expenses that you will bear under the Fulcrum Fund Contract. The purpose of the following tables is to assist you in understanding these fees and expenses. The tables show (1) charges under your Contract, (2) annual expenses of the Sub-Accounts, and (3) annual expenses of the Underlying Funds. In addition to the charges and expenses described below, premium taxes are applicable in some states and deducted as described under "D. Premium Taxes."

                                                                   YEARS FROM DATE
(1) CONTRACT CHARGES                                                  OF PAYMENT       CHARGE
-----------------------------------------------------------------  ----------------  -----------
SURRENDER CHARGE:*                                                       0-1             7%
 This charge may be assessed upon surrender, withdrawal or                2              6%
 annuitization under any commutable period certain option or a            3              5%
 noncommutable period certain option of less than ten years. The          4              4%
 charge is a percentage of payments applied to the amount                 5              3%
 surrendered (in excess of any amount that is free of surrender           6              2%
 charge) within the indicated time period.                                7              1%
                                                                     More than 7         0%

TRANSFER CHARGE:                                                                        None
 The Company currently makes no charge for transfers, and
 guarantees that the first 12 transfers in a Contact year will not be subject to a transfer charge. For each subsequent
 transfer, the Company reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse the Company for the costs of processing the transfer.

ANNUAL CONTRACT FEE:                                                                  $  30
 The $30 Contract fee is deducted annually and upon surrender when Accumulated Value is less than $100,000. The Contract fee is currently waived for Contracts issued to and maintained by the trustee of a 401(k) plan.

OPTIONAL RIDER CHARGES:
  (The annual charge is deducted on a monthly basis at the end of each month.)
  On an annual basis as a percentage of Accumulated Value, the charge is:
    Optional Minimum Guaranteed Annuity Payout Rider with a                             0.25%
      ten-year waiting period:
    Optional Minimum Guaranteed Annuity Payout Rider with a                             0.15%
      fifteen-year waiting period:

(2) ANNUAL SUB-ACCOUNT EXPENSES:
 (on an annual basis as a percentage of average daily net assets)
  Mortality and Expense Risk Charge:                                                    1.25%
  Administrative Expense Charge:                                                        0.20%
                                                                                     -----------
  Total Annual Expenses:                                                                1.45%
                                                                                     -----------
                                                                                     -----------

* From time to time the Company may allow a reduction of the surrender charge, the period during which the charges apply, or both, and/or credit additional amounts on Contracts when (1) Contracts are sold to individuals or groups of individuals in a manner which reduces sales expenses, or (2) where the Owner or the Annuitant on the date of issue is within certain classes of eligible persons. For more information, see "REDUCTION OR ELIMINATION OF SURRENDER CHARGE AND ADDITIONAL AMOUNTS CREDITED."

(3) ANNUAL UNDERLYING FUND EXPENSES:
In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Funds. The levels of fees and expenses vary among the Funds. For more information concerning fees and expenses, see the prospectuses of the Funds.

The following table gives certain fee and expense information for the Funds for 1998. However, a performance-based management fee is provided for under the Management Agreements for the Portfolios of The Fulcrum Trust (the "Portfolios"). The base fee is 2.00%, but the actual fee may vary from between 0.00% to 4.00%, depending on a Portfolio's performance. Because of the possibility of wide variations in the management fees from year-to-year, hypothetical expense information assuming fees of 0.00%, 2.00% and 4.00%, is shown below under "MORE INFORMATION ABOUT PERFORMANCE FEES OF THE FULCRUM TRUST."

                                                                                  TOTAL FUND
                                        MANAGEMENT FEE      OTHER EXPENSES         EXPENSES
                                          (AFTER ANY          (AFTER ANY      (AFTER ANY WAIVERS/
FUND                                  VOLUNTARY WAIVERS)    REIMBURSEMENTS)     REIMBURSEMENTS)
------------------------------------  -------------------  -----------------  -------------------
Global Interactive/Telecomm
 Portfolio..........................           1.96%(1)            1.50%(2)            3.46%
Oppenheimer Aggressive Growth
 Fund/VA............................           0.69%               0.02%               0.71%
MFS Emerging Growth Series..........           0.75%               0.10%               0.85%
Small Cap Value Series..............           0.75%               0.10%               0.85%(5)
Lazard Retirement International
 Equity Portfolio...................           0.75%               0.50%(6)(7)          1.25%
International Growth Portfolio......           0.05%(1)            1.50%(2)            1.55%
PBHG Select 20 Portfolio............           0.84%               0.36%               1.20%(8)
Growth Portfolio....................           0.00%(3)            1.20%(2)            1.20%
Value Portfolio.....................           0.30%(1)            1.20%(2)            1.50%
AIM V.I. Value Fund.................           0.61%               0.05%               0.66%
MFS Growth With Income Series.......           0.75%               0.13%               0.88%
Oppenheimer Main Street Growth &
 Income Fund/VA.....................           0.74%               0.05%               0.79%
Delaware Balanced Series............           0.65%               0.10%               0.75%(5)
Strategic Income Portfolio..........           0.67%(1)            1.50%(2)            2.17%
Money Market Fund...................           0.26%               0.06%               0.32%(4)

(1) A performance based advisory fee is in effect, which fee may vary anywhere from 0.00% to 4.00%.

(2) These numbers have been restated to reflect the expense limitations in effect during 1999. (Different expense limitations were in effect during 1998.) AFIMS has voluntarily agreed to limit operating expenses and reimburse those expenses to the extent that the Portfolio's "Other Expenses" during 1999 (i.e., expenses other than management fees) exceed the following expense limitations (expressed as an annualized percentage of average daily net assets): 1.50% for the Global Interactive/Telecomm Portfolio, 1.50% for the International Growth Portfolio, 1.20% for the Growth Portfolio, 1.20% for the Value Portfolio, and 1.50% for the Strategic Income Portfolio. These limitations are in effect through December 31, 1999. Without the effect of the expense limitations, the 1998 "Other Expenses" ratios would have been the following: 3.69% for the Global Interactive/Telecomm Portfolio, 5.09% for the International Growth Portfolio, 5.04% for the Growth Portfolio, 3.00% for the Value Portfolio, and 6.49% for the Strategic Income Portfolio.

(3) Effective August 1, 1998, a new Portfolio Manager, Analytic Investors, Inc., is in place for the Growth Portfolio. The Manager and the Portfolio Manager have voluntarily agreed to limit their fee from August 1, 1998 through July 31, 1999 to the lesser of the following two rates: (1) 0.80%, the rate specified in the Portfolio Manager Agreement; or (2) the rate that would have applied under the prior Portfolio Manager Agreement with the prior portfolio manager. The latter rate varies based on prior performance.

(4) Under the Management Agreement with Allmerica Investment Trust, AFIMS has declared a voluntary expense limitation of 0.60% for the Money Market Fund, but the expenses of the Money Market Fund did not exceed the cap in 1998.The limitation may be terminated at any time.

(5) Effective May 1, 1999 through October 31, 1999, Delaware Management Company has voluntarily agreed to waive its management fees and reimburse Small Cap Value Series and Delaware Balanced Series for expenses in order that Total Fund Expenses will not exceed 0.85% and 0.80%, respectively. The fee ratios shown above have been restated, as necessary, to reflect changes in expense limitations effective May 1, 1999. The declaration of a voluntary expense limitation does not bind the investment adviser to declare future expense limitations with respect to these series. Pursuant to a vote of the Fund's shareholders on March 17, 1999, a new management fee structure based on average daily net assets was approved. The above ratios have been restated to reflect the new management fee structure which took effect on May 1, 1999.

(6) Lazard Asset Management, the Portfolio's investment advisor, has voluntarily agreed to waive its fees and reimburse the Lazard Retirement International Equity Portfolio if total operating expenses exceed 1.25% of average net assets. Total portfolio operating expenses prior to waivers and/or reimbursements by the investment advisor, total 48.67%, annualized, at December 31, 1998.

(7) Other Expenses for the Lazard Retirement International Equity Portfolio include a 12b-1 fee which is deducted from Portfolio assets at a maximum annual rate of 0.25% of the average daily value of the Portfolio's net assets. A portion or all of the 12b-1 fee may be used to reimburse the Company for certain administrative and distribution support services provided to the Lazard Retirement International Equity Portfolio.

(8) Other Expenses are based on amounts for the fiscal year ended December 31, 1998. The adviser to PBHG Select 20 Portfolio has agreed to waive or limit the management fees and to assume other expenses of the portfolio to the extent necessary to limit the Total Fund Expenses to not more than 1.20% of the average daily net assets of the portfolio. Absent such fee waivers/expense reimbursements, the Management Fees, Other Expenses and Total Fund Expenses for the PBHG Select 20 Portfolio were 0.85%, 0.36% and 1.21%, respectively.

The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.

EXPENSE EXAMPLES The following examples demonstrate the cumulative expenses which an Owner would pay at 1, 3, 5, and 10-year intervals, assuming the 1998 expenses set forth above, a $1,000 investment in a Sub-Account and a 5% annual return on assets. As required by rules of the Securities and Exchange Commission ("SEC"), the Contract fee is reflected in the examples by a method designed to show the "average" impact on an investment in the Variable Account. The total Contract fees collected are divided by the total average net assets attributable to the Contracts. The resulting percentage is 0.04%, and the amount of the Contract fee is assumed to be $0.40 in the examples. The Contract fee is deducted only when the Accumulated Value is less than $100,000. Lower costs apply to Contracts issued to a 401(k) plan.

(1)(A) IF, AT THE END OF THE APPLICABLE TIME PERIOD, YOU SURRENDER YOUR CONTRACT OR ANNUITIZE* UNDER A COMMUTABLE PERIOD CERTAIN OPTION OR A NONCOMMUTABLE PERIOD CERTAIN OPTION OF LESS THAN TEN YEARS, OR ANY FIXED PERIOD CERTAIN OPTION, YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000 INVESTMENT, ASSUMING A 5% ANNUAL RETURN ON ASSETS, AND NO RIDER:**

FUND                                                       1 YEAR      3 YEARS     5 YEARS    10 YEARS
-------------------------------------------------------  -----------  ----------  ----------  ---------
Global Interactive/Telecomm Portfolio..................   $     109        $192        $275     $499
Oppenheimer Aggressive Growth Fund/VA..................   $     102        $171        $241     $437
MFS Emerging Growth Series.............................   $      85        $119        $154     $268
Small Cap Value Series.................................   $      85        $119        $154     $268
Lazard Retirement International Equity Portfolio.......   $      89        $131        $174     $307
International Growth Portfolio.........................   $      91        $139        $188     $336
PBHG Select 20 Portfolio...............................   $      88        $129        $171     $302
Growth Portfolio.......................................   $      88        $129        $171     $302
Value Portfolio........................................   $      91        $138        $185     $331
AIM V.I. Value Fund....................................   $      83        $114        $145     $248
MFS Growth With Income Series..........................   $      85        $120        $156     $271
Oppenheimer Main Street Growth & Income Fund/VA........   $      84        $117        $151     $262
Delaware Balanced Series...............................   $      84        $116        $149     $258
Strategic Income Portfolio.............................   $      97        $156        $217     $392
Money Market Fund......................................   $      80        $104        $128     $213

(1)(B) IF, AT THE END OF THE APPLICABLE TIME PERIOD, YOU SURRENDER YOUR CONTRACT OR ANNUITIZE* UNDER A COMMUTABLE PERIOD CERTAIN OPTION OR A NONCOMMUTABLE PERIOD CERTAIN OPTION OF LESS THAN TEN YEARS, OR ANY FIXED PERIOD CERTAIN OPTION, YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000 INVESTMENT, ASSUMING A 5% ANNUAL RETURN ON ASSETS, AND ELECTION OF A MINIMUM GUARANTEED ANNUITY PAYOUT RIDER** WITH A TEN-YEAR WAITING PERIOD:

FUND                                                       1 YEAR      3 YEARS     5 YEARS   10 YEARS
-------------------------------------------------------  -----------  ----------  ---------  ---------
Global Interactive/Telecomm Portfolio..................   $     112        $199     $286       $518
Oppenheimer Aggressive Growth Fund/VA..................   $     104        $178     $252       $457
MFS Emerging Growth Series.............................   $      87        $126     $166       $292
Small Cap Value Series.................................   $      87        $126     $166       $292
Lazard Retirement International Equity Portfolio.......   $      91        $138     $185       $331
International Growth Portfolio.........................   $      94        $146     $200       $359
PBHG Select 20 Portfolio...............................   $      90        $136     $183       $326
Growth Portfolio.......................................   $      90        $136     $183       $326
Value Portfolio........................................   $      93        $145     $197       $354
AIM V.I. Value Fund....................................   $      85        $121     $157       $274
MFS Growth With Income Series..........................   $      87        $127     $168       $295
Oppenheimer Main Street Growth & Income Fund/VA........   $      87        $125     $163       $287
Delaware Balanced Series...............................   $      86        $123     $161       $283
Strategic Income Portfolio.............................   $     100        $163     $228       $414
Money Market Fund......................................   $      82        $111     $140       $239

(2)(A) IF, AT THE END OF THE APPLICABLE TIME PERIOD, YOU ANNUITIZE* UNDER A LIFE OPTION OR A NONCOMMUTABLE PERIOD CERTAIN OPTION OF TEN YEARS OR LONGER, OR IF YOU DO NOT SURRENDER OR ANNUITIZE THE CONTRACT, YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000 INVESTMENT, ASSUMING A 5% ANNUAL RETURN ON ASSETS AND NO RIDER:**

FUND                                                      1 YEAR      3 YEARS      5 YEARS    10 YEARS
-------------------------------------------------------  ---------  -----------  -----------  ---------
Global Interactive/Telecomm Portfolio..................     $50      $     150    $     249     $499
Oppenheimer Aggressive Growth Fund/VA..................     $42      $     127    $     214     $437
MFS Emerging Growth Series.............................     $24      $      73    $     125     $268
Small Cap Value Series.................................     $24      $      73    $     125     $268
Lazard Retirement International Equity Portfolio.......     $28      $      85    $     145     $307
International Growth Portfolio.........................     $31      $      94    $     160     $336
PBHG Select 20 Portfolio...............................     $27      $      84    $     143     $302
Growth Portfolio.......................................     $27      $      84    $     143     $302
Value Portfolio........................................     $30      $      93    $     157     $331
AIM V.I. Value Fund....................................     $22      $      67    $     116     $248
MFS Growth With Income Series..........................     $24      $      74    $     127     $271
Oppenheimer Main Street Growth & Income Fund/VA........     $23      $      71    $     122     $262
Delaware Balanced Series...............................     $23      $      70    $     120     $258
Strategic Income Portfolio.............................     $37      $     112    $     190     $392
Money Market Fund......................................     $18      $      57    $      98     $213

(2)(B) IF, AT THE END OF THE APPLICABLE TIME PERIOD, YOU ANNUITIZE* UNDER A LIFE OPTION OR A NONCOMMUTABLE PERIOD CERTAIN OPTION OF TEN YEARS OR LONGER, OR IF YOU DO NOT SURRENDER OR ANNUITIZE THE CONTRACT, YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000 INVESTMENT, ASSUMING A 5% ANNUAL RETURN ON ASSETS AND ELECTION OF A MINIMUM GUARANTEED ANNUITY PAYOUT RIDER** WITH A TEN-YEAR WAITING
PERIOD:

FUND                                                      1 YEAR      3 YEARS     5 YEARS    10 YEARS
-------------------------------------------------------  ---------  -----------  ----------  ---------
Global Interactive/Telecomm Portfolio..................     $52      $     157        $261     $518
Oppenheimer Aggressive Growth Fund/VA..................     $45      $     135        $226     $457
MFS Emerging Growth Series.............................     $26      $      81        $138     $292
Small Cap Value Series.................................     $26      $      81        $138     $292
Lazard Retirement International Equity Portfolio.......     $30      $      93        $157     $331
International Growth Portfolio.........................     $33      $     101        $172     $359
PBHG Select 20 Portfolio...............................     $30      $      91        $155     $326
Growth Portfolio.......................................     $30      $      91        $155     $326
Value Portfolio........................................     $33      $     100        $169     $354
AIM V.I. Value Fund....................................     $24      $      75        $128     $274
MFS Growth With Income Series..........................     $27      $      82        $139     $295
Oppenheimer Main Street Growth & Income Fund/VA........     $26      $      79        $135     $287
Delaware Balanced Series...............................     $25      $      78        $133     $283
Strategic Income Portfolio.............................     $39      $     120        $201     $414
Money Market Fund......................................     $21      $      65        $111     $239

* The Contract fee is not deducted after annuitization. A surrender charge may be assessed at the time of annuitization if you elect a noncommutable period certain option of less than ten years or any commutable period certain option. No charge is assessed if you elect any life contingency option or a noncommutable period certain option of ten years or longer.

** If the Minimum Guaranteed Annuity Payout Rider is exercised, you may only annuitize under a fixed annuity payout option involving a life contingency at the guaranteed annuity purchase rates listed under the Annuity Option Tables in your Contract.

MORE INFORMATION ABOUT PERFORMANCE FEES OF THE FULCRUM TRUST

The tables below show the expenses of the Portfolios of The Fulcrum Trust as if the Portfolios paid performance based management fees of 0.00%, 2.00%, and 4.00%, respectively.

A performance-based management fee is currently in effect for the Portfolios of The Fulcrum Trust, other than the Growth Portfolio. The base fee is 2.00%, but the actual fee may vary from between 0.00% to 4.00%, depending on the Portfolio's performance. The base fee of 2.00% will be paid if the Portfolio's performance (net of all fees and expenses, including the management fee) is between 1.5 and 3.0 percentage points higher than the applicable benchmark index. A fee of 4.00% will be paid only if the Portfolio's performance (net of all fees and expenses, including the management fee) is at least 7.5 percentage points higher than the applicable benchmark index. No fee will apply if the Portfolio's performance is more than 3.0 percentage points lower than the applicable benchmark index; see the prospectus of The Fulcrum Trust for more details. Because of this variation, expense information assuming fees of 0.00%, 2.00% and 4.00% is shown below. The fee, however, could be any figure between 0.00% and 4.00%. In 1998, the actual management fees were 1.96% for the Global Interactive/Telecomm Portfolio, 0.05% for the International Growth Portfolio, 0.00% for the Growth Portfolio, 0.30% for the Value Portfolio and 0.47% for the Strategic Income Portfolio.

For the first 12 full calendar months after a new Portfolio Manager is hired (or, in the case of a Portfolio that had only one Portfolio Manager, for the first 12 full calendar months of operations), the advisory agreement sets the management fee at an annual rate of 0.80% of the Portfolio's average daily net assets. As of the date of this prospectus, this initial fee is relevant for only one Portfolio -- the Growth Portfolio. Effective August 1, 1998, a new Portfolio Manager, Analytic Investors, Inc. ("Analytic"), is in place for the Growth Portfolio. The Manager and the Portfolio Manager have voluntarily agreed to limit their fee from August 1, 1998 through July 31, 1999 to the lesser of the following two rates: (1) 0.80%, the rate specified in the Portfolio Manager Agreement; or (2) the rate that would have applied under the prior Portfolio Manager Agreement with the prior portfolio manager. The latter rate varies based on prior performance. For more information, see Footnotes 3 and 4, below, and the prospectus for The Fulcrum Trust.

EXAMPLE 1 -- ASSUMING ADVISORY FEE OF 0.00% FOR THE PORTFOLIOS OF THE FULCRUM
  TRUST.

(For the fee to be 0.00% a Portfolio's performance, net of all fees and expenses, would have to be more than 3.0 percentage points below the benchmark index.)

                                                                       OTHER EXPENSES
                                                                         (AFTER ANY           TOTAL
                                                      MANAGEMENT         APPLICABLE         OPERATING
FUND                                                     FEES          REIMBURSEMENT)        EXPENSES
-------------------------------------------------  ----------------  -------------------  --------------
Global Interactive/Telecomm Portfolio............         0.00%(1)           1.50%(2)           1.50%
International Growth Portfolio...................         0.00%(1)           1.50%(2)           1.50%
Growth Portfolio.................................         0.00%(4)           1.20%(2)           1.20%
Value Portfolio..................................         0.00%(1)           1.20%(2)           1.20%
Strategic Income Portfolio.......................         0.00%(1)           1.50%(2)           1.50%
Money Market Fund................................         0.26%              0.06%              0.32%(3)

EXAMPLE 2 -- ASSUMING ADVISORY FEE OF 2.00% FOR THE PORTFOLIOS OF THE FULCRUM
  TRUST.

(For the fee to be 2.00%, a Portfolio's performance, net of all fees and expenses, would have to be between 1.5 and 3.0 percentage points higher than the benchmark index.)

                                                                       OTHER EXPENSES
                                                                         (AFTER ANY           TOTAL
                                                      MANAGEMENT         APPLICABLE         OPERATING
FUND                                                     FEES          REIMBURSEMENT)        EXPENSES
-------------------------------------------------  ----------------  -------------------  --------------
Global Interactive/Telecomm Portfolio............         2.00%(1)           1.50%(2)           3.50%
International Growth Portfolio...................         2.00%(1)           1.50%(2)           3.50%
Growth Portfolio.................................         2.00%(4)           1.20%(2)           3.20%
Value Portfolio..................................         2.00%(1)           1.20%(2)           3.20%
Strategic Income Portfolio.......................         2.00%(1)           1.50%(2)           3.50%
Money Market Fund................................         0.26%              0.06%              0.32%(3)

EXAMPLE 3 -- ASSUMING ADVISORY FEE OF 4.00% FOR THE PORTFOLIOS OF THE FULCRUM
  TRUST.

(For the fee to be 4.00%, a Portfolio's performance, net of all fees and expenses, would have to be at least 7.5 percentage points higher than the benchmark index.)

                                                                       OTHER EXPENSES
                                                                         (AFTER ANY           TOTAL
                                                      MANAGEMENT         APPLICABLE         OPERATING
FUND                                                     FEES          REIMBURSEMENT)        EXPENSES
-------------------------------------------------  ----------------  -------------------  --------------
Global Interactive/Telecomm Portfolio............         4.00%(1)           1.50%(2)           5.50%
International Growth Portfolio...................         4.00%(1)           1.50%(2)           5.50%
Growth Portfolio.................................         4.00%(4)           1.20%(2)           5.20%
Value Portfolio..................................         4.00%(1)           1.20%(2)           5.20%
Strategic Income Portfolio.......................         4.00%(1)           1.50%(2)           5.50%
Money Market Fund................................         0.26%              0.06%              0.32%(3)

(1) A performance based advisory fee is in effect, which fee may vary anywhere from 0.00% to 4.00%.

(2) AFIMS has voluntarily agreed to limit operating expenses and reimburse those expenses to the extent that the Portfolio's "Other Expenses" during 1999 (i.e., expenses other than management fees) exceed the following expense limitations (expressed as an annualized percentage of average daily net assets): 1.50% for the Global Interactive/Telecomm Portfolio, 1.50% for the International Growth Portfolio, 1.20% for the Growth Portfolio, 1.20% for the Value Portfolio, and 1.50% for the Strategic Income Portfolio. There were different expense limitations in effect during 1998. The limitations are in effect through December 31, 1999. Without the effect of the expense limitations, the 1998 "Other Expenses" ratios would have been the following: 3.69% for the Global Interactive/Telecomm Portfolio, 5.09% for the International Growth Portfolio, 5.04% for the Growth Portfolio, 3.00% for the Value Portfolio, and 6.49% for the Strategic Income Portfolio.

(3) Under the Management Agreement with Allmerica Investment Trust, AFIMS has declared a voluntary expense limitation of 0.60% for the Money Market Fund, but the expenses of the Money Market Fund did not exceed the cap in 1998. The limitation may be terminated at any time.

(4) Effective August 1, 1998, a new Portfolio Manager, Analytic Investors, Inc., is in place for the Growth Portfolio. The Manager and the Portfolio Manager have voluntarily agreed to limit their fee from August 1, 1998 through July 31, 1999 to the lesser of the following two rates: (1) 0.80%, the rate specified in the Portfolio Manager Agreement; or (2) the rate that would have applied under the prior Portfolio Manager Agreement with the prior portfolio manager. The latter rate varies based on prior performance.

EXAMPLES BASED ON HYPOTHETICAL PERFORMANCE FEES OF THE PORTFOLIOS OF THE FULCRUM
  TRUST.

The information given under the following hypothetical examples should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown. In particular, because the advisory fee of the five Portfolios of The Fulcrum Trust may vary from 0.00% to 4.00% depending on performance, three separate examples are provided: Example (1) assumes that no advisory fee is paid for each of the five Portfolios; Example (2) assumes that the advisory fee for the five Portfolios is paid at the annual rate of 2.00%; and Example (3) assumes that the advisory fee is paid at the annual rate of 4.00%.

(1) IF, AT THE END OF THE APPLICABLE TIME PERIOD, YOU SURRENDER THE CONTRACT OR ANNUITIZE* UNDER A COMMUTABLE PERIOD CERTAIN OPTION OR A NONCOMMUTABLE PERIOD CERTAIN OPTION OF LESS THAN TEN YEARS, OR ANY FIXED PERIOD CERTAIN OPTION, YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000 INVESTMENT, ASSUMING A 5% ANNUAL RETURN ON ASSETS:

EXAMPLE 1 -- ASSUMING ADVISORY FEE OF 0.00% FOR THE PORTFOLIOS OF THE FULCRUM
  TRUST.

FUND                                                       1 YEAR       3 YEARS      5 YEARS     10 YEARS
-------------------------------------------------------  -----------  -----------  -----------  -----------
Global Interactive/Telecomm Portfolio..................   $      91    $     138    $     185    $     331
International Growth Portfolio.........................   $      91    $     138    $     185    $     331
Growth Portfolio.......................................   $      88    $     129    $     171    $     302
Value Portfolio........................................   $      88    $     129    $     171    $     302
Strategic Income Portfolio.............................   $      91    $     138    $     185    $     331

EXAMPLE 2 -- ASSUMING ADVISORY FEE OF 2.00% FOR THE PORTFOLIOS OF THE FULCRUM
  TRUST.

FUND                                                       1 YEAR       3 YEARS      5 YEARS     10 YEARS
-------------------------------------------------------  -----------  -----------  -----------  -----------
Global Interactive/Telecomm Portfolio..................   $     110    $     193    $     277    $     502
International Growth Portfolio.........................   $     110    $     193    $     277    $     502
Growth Portfolio.......................................   $     107    $     185    $     263    $     478
Value Portfolio........................................   $     107    $     185    $     263    $     478
Strategic Income Portfolio.............................   $     110    $     193    $     277    $     502

EXAMPLE 3 -- ASSUMING ADVISORY FEE OF 4.00% FOR THE PORTFOLIOS OF THE FULCRUM
  TRUST.

FUND                                                       1 YEAR       3 YEARS      5 YEARS     10 YEARS
-------------------------------------------------------  -----------  -----------  -----------  -----------
Global Interactive/Telecomm Portfolio..................   $     129    $     246    $     360    $     642
International Growth Portfolio.........................   $     129    $     246    $     360    $     642
Growth Portfolio.......................................   $     126    $     239    $     348    $     623
Value Portfolio........................................   $     126    $     239    $     348    $     623
Strategic Income Portfolio.............................   $     129    $     246    $     360    $     642

(2) IF, AT THE END OF THE APPLICABLE TIME PERIOD, YOU ANNUITIZE* UNDER A LIFE OPTION OR A NONCOMMUTABLE PERIOD CERTAIN OPTION OF TEN YEARS OR LONGER, OR IF YOU DO NOT SURRENDER OR ANNUITIZE THE CONTRACT, YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000 INVESTMENT, ASSUMING A 5% ANNUAL RETURN ON ASSETS:

EXAMPLE 1 -- ASSUMING ADVISORY FEE OF 0.00% FOR THE PORTFOLIOS OF THE FULCRUM
  TRUST

FUND                                                       1 YEAR       3 YEARS      5 YEARS     10 YEARS
-------------------------------------------------------  -----------  -----------  -----------  -----------
Global Interactive/Telecomm Portfolio..................   $      30    $      93    $     157    $     331
International Growth Portfolio.........................   $      30    $      93    $     157    $     331
Growth Portfolio.......................................   $      27    $      84    $     143    $     302
Value Portfolio........................................   $      27    $      84    $     143    $     302
Strategic Income Portfolio.............................   $      30    $      93    $     157    $     331

EXAMPLE 2 -- ASSUMING ADVISORY FEE OF 2.00% FOR THE PORTFOLIOS OF THE FULCRUM
  TRUST

FUND                                                       1 YEAR       3 YEARS      5 YEARS     10 YEARS
-------------------------------------------------------  -----------  -----------  -----------  -----------
Global Interactive/Telecomm Portfolio..................   $      50    $     151    $     251    $     502
International Growth Portfolio.........................   $      50    $     151    $     251    $     502
Growth Portfolio.......................................   $      47    $     142    $     238    $     478
Value Portfolio........................................   $      47    $     142    $     238    $     478
Strategic Income Portfolio.............................   $      50    $     151    $     251    $     502

EXAMPLE 3 -- ASSUMING ADVISORY FEE OF 4.00% FOR THE PORTFOLIOS OF THE FULCRUM
  TRUST(1)

FUND                                                       1 YEAR       3 YEARS      5 YEARS     10 YEARS
-------------------------------------------------------  -----------  -----------  -----------  -----------
Global Interactive/Telecomm Portfolio..................   $      70    $     207    $     337    $     642
International Growth Portfolio.........................   $      70    $     207    $     337    $     642
Growth Portfolio.......................................   $      67    $     198    $     325    $     623
Value Portfolio........................................   $      67    $     198    $     325    $     623
Strategic Income Portfolio.............................   $      70    $     207    $     337    $     642

(1) In order to have a 5% annual return and a management fee of 4%, the performance of the Portfolios of The Fulcrum Trust would have to be 9% before the deduction of the 4% fee resulting in performance of 5% and the benchmark index would have to decrease at least 2.5 percentage points (meaning the Portfolio's performance after fees and expenses was at least 7.5 percentage points better than the benchmark index.)

As required in rules promulgated under the Investment Company Act of 1940 (the "1940 Act"), the Contract fee is reflected in the examples by a method to show the "average" impact on an investment in the Variable Account. The total Contract fees collected are divided by the total average net assets attributable to the Contracts. The resulting percentage is 0.04%, and the amount of the Contract fee is assumed to be $0.40 in the examples. The Contract fee is deducted only when the Accumulated Value is less than $100,000. Lower costs apply to Contracts issued to a 401(k) plan.

* The Contract fee is not deducted after annuitization. No surrender charge is assessed at the time of annuitization under an option including a life contingency or under a noncommutable period certain option of ten years or longer.

                          SUMMARY OF CONTRACT FEATURES

WHAT IS THE FULCRUM FUND VARIABLE ANNUITY?

The Fulcrum Fund Variable Annuity contract ("Contract") is an insurance contract designed to help you, the Owner, accumulate assets for your retirement or other important financial goals on a tax-deferred basis. The Contract combines the concept of professional money management with the attributes of an annuity contract. Features available through the Contract include:

-  a customized investment portfolio;

- experienced professional investment advisers who are paid on an incentive fee basis;

-  tax deferral on earnings;

-  guarantees that can protect your family during the accumulation phase;

-  income payments that you can receive for life;

-  issue age up to your 90th birthday.

he Contract has two phases: an accumulation phase and, if you choose to annuitize, an annuity payout phase. During the accumulation phase, you may allocate your initial payment and any additional payments you choose to make among the Sub-Accounts investing in the portfolios of securities (the "Underlying Funds"), to the Guarantee Period Accounts, and to the Fixed Account. You select the investment options most appropriate for your investment needs. As those needs change, you may also change your allocation without incurring any tax consequences. Your Contract's Accumulated Value is based on the investment performance of the Funds and any accumulations in the Guarantee Period and Fixed Accounts. No income taxes are paid on any earnings under the Contract unless you withdraw money. In addition, during the accumulation phase, your beneficiaries receive certain protections and guarantees in the event of the Annuitant's death. See discussion below: "WHAT HAPPENS UPON DEATH DURING THE ACCUMULATION PHASE?"

WHAT HAPPENS IN THE ANNUITY PAYOUT PHASE?

During the annuity payout phase, the Annuitant can receive income based on several annuity payout options. You choose the annuity payout option and the date for annuity benefit payments to begin. You also decide whether you want variable annuity benefit payments based on the investment performance of certain Funds, fixed-amount annuity benefit payments with payment amounts guaranteed by the Company, or a combination of fixed-amount and variable annuity benefit payments. Among the payout options available during the annuity payout phase are:

-  periodic payments for your lifetime (assuming you are the Annuitant);

- periodic payments for your life and the life of another person selected by you;

- periodic payments for your lifetime with any remaining guaranteed payments continuing to your beneficiary for ten years in the event that you die before the end of ten years;

- periodic payments over a specified number of years (1 to 30); under this option you may reserve the right to convert remaining payments to a lump-sum payout by electing a "commutable" option.

An optional Minimum Guaranteed Annuity Payout Rider is available during the accumulation phase in most jurisdictions for a separate monthly charge. See "M. Optional Minimum Guaranteed Annuity Payout Rider" under "Description of the Contract." If elected, the Rider guarantees the Annuitant a minimum amount of fixed lifetime income during the annuity payout phase, subject to certain conditions. On each Contract anniversary a Minimum Guaranteed Annuity Payout Benefit Base is determined. The Minimum Guaranteed Annuity Payout Benefit Base (less any applicable premium taxes) is the value that will be annuitized should you exercise the Rider. In order to exercise the Rider, a fixed annuitization option involving a life contingency must be selected. Annuitization under this Rider will occur at the guaranteed annuity purchase rates listed under the Annuity Option Tables in your Contract. The Minimum Guaranteed Annuity Payout Benefit Base is equal to the greatest of:

(a) the Accumulated Value increased by any positive Market Value Adjustment, if applicable; or

(b) the Accumulated Value on the effective date of the Rider compounded daily at the annual rate of 5% plus gross payments made thereafter compounded daily at the annual rate of 5%, starting on the date each payment is applied, reduced proportionately to reflect withdrawals; or

(c) the highest Accumulated Value on any Contract anniversary since the Rider effective date, as determined after positive adjustments have been made for subsequent payments and any positive Market Value Adjustment, if applicable, and negative adjustments have been made for subsequent withdrawals.

For each withdrawal described in (b) and (c) above, the proportionate reduction is calculated by multiplying the (b) or (c) value, whichever is applicable, determined immediately prior to the withdrawal by the following fraction:

                            amount of the withdrawal
           ----------------------------------------------------------
        Accumulated Value determined immediately prior to the withdrawal

WHO ARE THE KEY PERSONS UNDER THE CONTRACT?

The Contract is between you, (the "Owner"), and us, Allmerica Financial Life Insurance and Annuity Company (for contracts issued in all jurisdictions except Hawaii and New York) or First Allmerica Financial Life Insurance Company (for contracts issued in Hawaii and New York). Each Contract has an Owner (or an Owner and a Joint Owner, in which case one of the two must be the Annuitant), an Annuitant and one or more beneficiaries. As Owner, you make payments, choose investment allocations and select the Annuitant and beneficiary. The Annuitant is the individual who receives annuity benefit payments under the Contract. The beneficiary is the person who receives any payment on the death of the Owner or Annuitant.

HOW MUCH CAN I INVEST AND HOW OFTEN?

The number and frequency of payments are flexible, subject to the minimum and maximum payments stated in "A. Payments."

WHAT ARE MY INVESTMENT CHOICES?

You may allocate payments among the Sub-Accounts investing in the following Funds, the Guarantee Period Accounts, and the Fixed Account. You have a choice of fifteen Funds:

-  Global Interactive/Telecomm Portfolio of The Fulcrum Trust
    Managed by GAMCO Investors, Inc.

-  Oppenheimer Aggressive Growth Fund/VA
  Managed by OppenheimerFunds, Inc.

-  MFS Emerging Growth Series
    Managed by Massachusetts Financial Services Company

-  Small Cap Value Series
    Managed by Delaware Management Company

-  Lazard Retirement International Equity Portfolio
    Managed by Lazard Asset Management

-  International Growth Portfolio of The Fulcrum Trust
    Managed by Bee & Associates Incorporated

-  PBHG Select 20 Portfolio
    Managed by Pilgrim Baxter & Associates, Ltd.

-  Growth Portfolio of The Fulcrum Trust
    Managed by Analytic Investors, Inc.

-  Value Portfolio of The Fulcrum Trust
    Managed by GAMCO Investors, Inc.

-  AIM V.I. Value Fund
    Managed by A I M Advisors, Inc.

-  MFS Growth With Income Series
    Managed by Massachusetts Financial Services Company

-  Oppenheimer Main Street Growth & Income Fund/VA
    Managed by OppenheimerFunds, Inc.

-  Delaware Balanced Series
    Managed by Delaware Management Company

-  Strategic Income Portfolio of The Fulcrum Trust
    Managed by Allmerica Asset Management, Inc.

-  Money Market Fund of Allmerica Investment Trust
    Managed by Allmerica Asset Management, Inc.

CERTAIN FUNDS MAY NOT BE AVAILABLE IN SOME STATES.

This range of investment choices enables you to allocate your money among the Funds to meet your particular investment needs. For a more detailed description of the Funds, see "INVESTMENT OBJECTIVES AND POLICIES."

GUARANTEE PERIOD ACCOUNTS. Assets supporting the guarantees under the Guarantee Period Accounts are held in the Company's Separate Account GPA, a non-unitized insulated separate account, except in California where assets are held in the Company's General Account. Values and benefits calculated on the basis of Guarantee Period Account allocations, however, are obligations of the Company's General Account. Amounts allocated to a Guarantee Period Account earn a Guaranteed Interest Rate declared by the Company. The level of the Guaranteed Interest Rate depends on the number of years of the Guarantee Period selected. The Company may offer up to nine Guarantee Periods ranging from three to ten years in duration. Once declared, the Guaranteed Interest Rate will not change during the duration of the Guarantee Period. If amounts allocated to a Guarantee Period Account are transferred, surrendered or applied to any annuity option at any time other than the day following the last day of the applicable Guarantee Period, a Market Value Adjustment will apply that may increase or decrease the account's value. For more information about the Guarantee Period Accounts and the Market Value Adjustment, see "GUARANTEE PERIOD ACCOUNTS."


The Guarantee Period Accounts may not be available in all states.

FIXED ACCOUNT. The Fixed Account is part of the General Account which consists of all the Company's assets other than those allocated to the Variable Account and any other separate account. Allocations to the Fixed Account are guaranteed as to principal and a minimum rate of interest. Additional excess interest may be declared periodically at the Company's discretion. Furthermore, the initial rate in effect on the date an amount is allocated to the Fixed Account is guaranteed for one year from that date. For more information about the Fixed Account, see APPENDIX A, "MORE INFORMATION ABOUT THE FIXED ACCOUNT."

WHO ARE THE INVESTMENT ADVISERS?

The following are the investment advisers of the Funds:

FUND                                                          INVESTMENT ADVISER
------------------------------------------------  ------------------------------------------
Global Interactive/Telecomm Portfolio             GAMCO Investors, Inc.
Oppenheimer Aggressive Growth Fund/VA             OppenheimerFunds, Inc.
MFS Emerging Growth Series                        Massachusetts Financial Services Company
Small Cap Value Series                            Delaware Management Company
Lazard Retirement International Equity Portfolio  Lazard Asset Management
International Growth Portfolio                    Bee & Associates Incorporated
PBHG Select 20 Portfolio                          Pilgrim Baxter & Associates, Ltd.
Growth Portfolio                                  Analytic Investors, Inc.
Value Portfolio                                   GAMCO Investors, Inc.
AIM V.I. Value Fund                               A I M Advisors, Inc.
MFS Growth With Income Series                     Massachusetts Financial Services Company
Oppenheimer Main Street Growth & Income Fund/VA   OppenheimerFunds, Inc.
Delaware Balanced Series                          Delaware Management Company
Strategic Income Portfolio                        Allmerica Asset Management, Inc.
Money Market Fund                                 Allmerica Asset Management, Inc.

For more information, see "DESCRIPTION OF THE COMPANIES, THE VARIABLE ACCOUNTS AND THE UNDERLYING FUNDS."

CAN I MAKE TRANSFERS AMONG THE ACCOUNTS?

Yes. Prior to the Annuity Date, you may transfer among the Sub-Accounts, the Guarantee Period Accounts, and the Fixed Account. You will incur no current taxes on transfers while your money remains in the Contract. See "D. Transfer Privilege." The first 12 transfers in a Contract year are guaranteed to be free of a transfer charge. For each subsequent transfer in a Contract year, the Company does not currently charge but reserves the right to assess a processing charge guaranteed never to exceed $25 for processing these transfers.

WHAT IF I NEED MY MONEY BEFORE MY ANNUITY PAYOUT PHASE BEGINS?

You may surrender your Contract or make withdrawals any time before your annuity payout phase begins. Each year you can take without a surrender charge the greatest of 100% of cumulative earnings, 15% of the

Contract's Accumulated Value or, if you are both an Owner and the Annuitant, an amount based on your life expectancy. (Similarly, no surrender charge will apply if an amount is withdrawn based on the Annuitant's life expectancy if the Owner is a trust or other nonnatural person.) A 10% tax penalty may apply to amounts deemed to be income if you are under age 59 1/2. Additional amounts may be withdrawn at any time but payments that have not been invested in the Contract for more than seven years may be subject to a surrender charge. (A Market Value Adjustment, which may increase or decrease the value of your account, may apply to any withdrawal made from a Guarantee Period Account prior to the expiration of the Guarantee Period.)

In addition, you may withdraw all or a portion of your money without a surrender charge if, after the Contract is issued and before age 65, you become disabled. Also, except in New York and New Jersey where not permitted by state law, you may withdraw money without a surrender charge if, after the Contract is issued, you are admitted to a medical care facility or diagnosed with a fatal illness. For details and restrictions, see "Reduction or Elimination of Surrender Charge and Additional Amounts Credited."

WHAT HAPPENS UPON DEATH DURING THE ACCUMULATION PHASE?

If the Annuitant, Owner or Joint Owner should die before the Annuity Date, a death benefit will be paid to the beneficiary. Upon the death of the Annuitant (or an Owner who is also an Annuitant), the death benefit is equal to the greatest of:

-  The Accumulated Value increased by any positive Market Value Adjustment;

- Gross payments, compounded daily at the annual rate of 5% (5% compounding not available in Hawaii and New York), decreased proportionately to reflect withdrawals; or

- The death benefit that would have been payable on the most recent Contract anniversary, increased for subsequent payments and decreased proportionately for subsequent withdrawals.

This guaranteed death benefit works in the following way assuming no withdrawals are made. On the first anniversary, the death benefit will be equal to the greater of (a) the Accumulated Value (increased by any positive Market Value Adjustment) or (b) gross payments compounded daily at the annual rate of 5% (except in Hawaii and New York where (b) equals gross payments). The higher of
(a) or (b) will then be locked in until the second anniversary, at which time the death benefit will be equal to the greatest of (a) the Contract's then current Accumulated Value increased by any positive Market Value Adjustment; (b) gross payments compounded daily at the annual rate of 5% (gross payments in Hawaii and New York) or (c) the locked-in value of the death benefit at the first anniversary. The greatest of (a), (b) or (c) will be locked in until the next Contract anniversary. This calculation will then be repeated on each anniversary while the Contract remains in force and prior to the Annuity Date. As noted above, the values of (b) and (c) will be decreased proportionately if withdrawals are taken.

If an Owner who is not also the Annuitant dies during the accumulation phase, the death benefit will equal the Accumulated Value of the Contract increased by any positive Market Value Adjustment.

(If the Annuitant dies after the Annuity Date but before all guaranteed annuity benefit payments have been made, the remaining payments will be paid to the beneficiary at least as rapidly as under the annuity option in effect. See "G. Death Benefit.")

WHAT CHARGES WILL I INCUR UNDER MY CONTRACT?

If the Accumulated Value is less than $100,000 on each Contract anniversary and upon surrender, the Company will deduct a $30 Contract fee from the Contract. The Contract fee is waived for Contracts issued to and maintained by a trustee of a 401(k) plan.

Should you decide to surrender the Contract, make withdrawals, or receive payments under certain annuity payout options, you may be subject to a surrender charge. If applicable, this charge will be between 1% and 7% of payments withdrawn, based on when the payments were originally made.

A deduction for state and local premium taxes, if any, may be made as described under "C. Premium Taxes."

The Company will deduct, on a daily basis, an annual Mortality and Expense Risk Charge and Administrative Expense Charge equal to 1.25% and 0.20%, respectively, of the average daily net assets invested in each Underlying Fund. The Funds will incur certain management fees and expenses which are more fully described in "Other Charges" and in the prospectuses of the Underlying Funds, which accompany this Prospectus.

Subject to state availability, the Company offers the following optional Rider that may be elected by the Owner. A separate monthly charge is made for the Rider which is deducted from the Accumulated Value at the end of each month within which the Rider has been in effect. The applicable charge is assessed by multiplying the Accumulated Value on the last day of each month and on the date the Rider is terminated by 1/12th of the following annual percentage rates:

    Minimum Guaranteed Annuity Payout Rider with a ten-year waiting
    period.                                                            0.25%
    Minimum Guaranteed Annuity Payout Rider with a fifteen-year waiting
    period.                                                            0.15%

For a description of this Rider, see "C. Optional Minimum Guaranteed Annuity Payout Rider Charge" under "CHARGES AND DEDUCTIONS," and "M. Optional Minimum Guaranteed Annuity Payout Rider" under "DESCRIPTION OF THE CONTRACT."

CAN I EXAMINE THE CONTRACT?

Yes. Your Contract will be delivered to you after your purchase. If you return the Contract to the Company within ten days of receipt, the Contract will be canceled. (There may be a longer period in certain states; see the "Right to Examine" provision on the cover of your Contract.) If you cancel the Contract, you will receive a refund of any amounts allocated to the Fixed and Guarantee Period Accounts and the Accumulated Value of any amounts allocated to the Sub-Accounts (plus any fees or charges that may have been deducted.) However, if state law requires, or if the Contract was issued as an Individual Retirement Annuity ("IRA") you will generally receive a refund of your entire payment. (In certain states this refund may be the greater of (1) your entire payment or (2) the amounts allocated to the Fixed and Guarantee Period Accounts plus the Accumulated Value of amounts in the Sub-Accounts, plus any fees or charges previously deducted.). See "B. Right to Cancel Individual Retirement Annuity" and "C. Right to Cancel All Other Contracts."

CAN I MAKE FUTURE CHANGES UNDER MY CONTRACT?

You can make several changes after receiving the Contract:

- You may assign your ownership to someone else, except under certain qualified plans.

- You may change the beneficiary, unless you have designated a beneficiary irrevocably.

-  You may change your allocation of payments.

- You may make transfers of accumulated value among your current investments without any tax consequences.

- You may cancel the Contract within ten days of delivery (or longer if required by state law).

                            PERFORMANCE INFORMATION

This Contract first was offered to the public in 1997. The Company, however, may advertise "total return" and "average annual total return" performance information based on (1) the periods that the Sub-Accounts have been in existence and (2) the periods that the Underlying Funds have been in existence. Both the total return and yield figures are based on historical earnings and are not intended to indicate future performance.

The total return of a Sub-Account refers to the total of the income generated by an investment in the Sub-Account and of the changes in the value of the principal (due to realized and unrealized capital gains or losses) for a specified period, reduced by Variable Account charges, and expressed as a percentage.

The average annual total return represents the average annual percentage change in the value of an investment in the Sub-Account over a given period of time. It represents averaged figures as opposed to the actual performance of a Sub-Account, which will vary from year to year.

The yield of the Sub-Account investing in the Money Market Fund refers to the income generated by an investment in the Sub-Account over a seven-day period (which period will be specified in the advertisement). This income is then "annualized" by assuming that the income generated in the specific week is generated over a 52-week period. This annualized yield is shown as a percentage of the investment. The "effective yield" calculation is similar but, when annualized, the income earned by an investment in the Sub-Account is assumed to be reinvested. Thus the effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Sub-Account investing in a Fund other than the Money Market Fund refers to the annualized income generated by an investment in the Sub-Account over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one- month period is generated each period over a 12-month period and is shown as a percentage of the investment.

Quotations of average annual total return for the periods that the Sub-Accounts have been in existence are calculated in the manner prescribed by the SEC and show the percentage rate of return of a hypothetical initial investment of $1,000 for the most recent one, five and ten year period or for a period covering the time the Sub-Account has been in existence, if less than the prescribed periods. The calculation is adjusted to reflect the deduction of the annual Sub-Account asset charge of 1.45%, the Underlying Fund charges, the $30 annual Contract fee and the surrender charge which would be assessed if the investment were completely withdrawn at the end of the specified period. The calculation is not adjusted to reflect the deduction of the optional Minimum Guaranteed Annuity Payout Rider charge. Quotations of supplemental average total returns for the periods that the Sub-Accounts have been in existence are calculated in exactly the same manner and for the same periods of time except that it does not reflect the Contract fee and assumes that the Contract is not surrendered at the end of the periods shown.

Additional performance may also be shown calculated in exactly the same manner as described above, however, the period of time may be based on the Underlying Fund's lifetime, which may predate the Sub-Account's inception date. These performance calculations are based on the assumption that the Sub-Account corresponding to the applicable Underlying Fund was actually in existence throughout the stated period and that the contractual charges and expenses during that period were equal to those currently assessed under the Contract.

For more detailed information about these performance calculations, including actual formulas and performance numbers, see the SAI.

PERFORMANCE INFORMATION FOR ANY SUB-ACCOUNT REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT IN THE SUB-ACCOUNT DURING THE TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. PERFORMANCE

INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES AND RISK CHARACTERISTICS OF THE UNDERLYING FUND IN WHICH THE SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

Performance information for a Sub-Account may be compared, in reports and promotional literature, to: (1) the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Shearson Lehman Aggregate Bond Index or other unmanaged indices so that investors may compare the Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general;
(2) other groups of variable annuity separate accounts or other investment products tracked by Lipper, Inc., a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, who rank such investment products on overall performance or other criteria; or (3) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub-Account. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses. In addition, relevant broad-based indices and performance from independent sources may be used to illustrate the performance of certain contract features.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues and do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Funds.


            DESCRIPTION OF THE COMPANIES, THE VARIABLE ACCOUNTS AND
                              THE UNDERLYING FUNDS


THE COMPANIES. Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial") is a life insurance company organized under the laws of Delaware in July 1974. Its Principal Office is located at 440 Lincoln Street, Worcester, MA 01653, telephone 508-855-1000. Allmerica Financial is subject to the laws of the state of Delaware governing insurance companies and to regulation by the Commissioner of Insurance of Delaware. In addition, Allmerica Financial is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. As of December 31, 1998, Allmerica Financial had over $14 billion in assets and over $26 billion of life insurance in force.

Effective October 1, 1995, Allmerica Financial changed its name from SMA Life Assurance Company to Allmerica Financial Life Insurance and Annuity Company. Allmerica Financial is an indirect wholly owned subsidiary of First Allmerica Financial Life Insurance Company which, in turn, is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC").

First Allmerica Financial Life Insurance Company ("First Allmerica"), organized under the laws of Massachusetts in 1844, is among the five oldest life insurance companies in America. As of December 31, 1998, First Allmerica and its subsidiaries had over $27 billion in combined assets and over $48 billion of life insurance in force. Effective October 16, 1995, First Allmerica converted from a mutual life insurance company known as State Mutual Life Assurance Company of America to a stock life insurance company and adopted its present name. First Allmerica is a wholly owned subsidiary of AFC. First Allmerica's principal office ("Principal Office") is located at 440 Lincoln Street, Worcester MA 01653, telephone 508-855-1000.

First Allmerica is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, First Allmerica is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.

Both companies are charter members of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

THE VARIABLE ACCOUNTS. Each Company maintains a separate account called the Fulcrum Separate Account (the "Variable Account"). The Variable Accounts were authorized by votes of the Board of Directors of the Companies on June 13, 1996. Each Variable Account meets the definition of a "separate account" under federal securities laws and is registered with the SEC as a unit investment trust under the 1940 Act. This registration does not involve the supervision or management of investment practices or policies of the Variable Accounts by the SEC.

The Fulcrum Separate Account is a separate investment account of the Company with fifteen Sub-Accounts. The assets used to fund the variable portions of the Contracts are set aside in Sub-Accounts kept separate from the general assets of the Company. Each Sub-Account is administered and accounted for as part of the general business of the Company. The income, capital gains, or capital losses of each Sub-Account, however, are allocated to each Sub-Account, without regard to any other income, capital gains, or capital losses of the Company. Under Delaware and Massachusetts law, the assets of the Variable Account may not be charged with any liabilities arising out of any other business of the Company.

The Company reserves the right, subject to compliance with applicable law, to change the names of the Variable Account and the Sub-Accounts.

THE FULCRUM TRUST. The Fulcrum Trust (previously known as the Palladian-SM-Trust) was established as a Massachusetts business trust on September 8, 1993, and is registered with the SEC as a management investment company. Five investment portfolios of The Fulcrum Trust (the "Portfolios") are currently available under the Contract.

Allmerica Financial Investment Management Services, Inc. ("AFIMS") serves as overall manager of The Fulcrum Trust and is responsible for general investment supervisory services to the Portfolios. The Fulcrum Trust and AFIMS have retained several Portfolio Managers to manage the assets of each Portfolio. AFIMS is located at 440 Lincoln Street, Worcester, MA 01653.

The five Portfolios of The Fulcrum Trust and their respective Portfolio Managers are as follows:

PORTFOLIO                                            PORTFOLIO MANAGER
----------------------------------------  ----------------------------------------
Global Interactive/Telecomm Portfolio     GAMCO Investors, Inc.
International Growth Portfolio            Bee & Associates Incorporated
Growth Portfolio                          Analytic Investors, Inc.
Value Portfolio                           GAMCO Investors, Inc.
Strategic Income Portfolio                Allmerica Asset Management, Inc.

Allmerica Asset Management, Inc. ("AAM") is an affiliate of the Company and of AFIMS. The other Portfolio Managers are not affiliated with the Company or with AFIMS.

The Fulcrum Trust currently pays AFIMS and the Portfolio Managers a monthly fee (the "management fee") based on the average daily net assets of each Portfolio. For the first year that a new Portfolio Manager is hired (or, in the case of a Portfolio that has had only one Portfolio Manager, for the first year of operations) the advisory fee is set at an annual rate of 0.80% of the Portfolio's average daily net assets. After the twelfth full calendar month has elapsed, the performance-based fee will be in effect. As of the date of this prospectus, this first year fee arrangement is in effect for only one Portfolio- the Growth Portfolio. Effective August 1, 1998, a new Portfolio Manager, Analytic Investors, Inc. ("Analytic"), is in place for the Growth Portfolio. The Manager and the Portfolio Manager have voluntarily agreed to limit their fee from August 1, 1998 through July 31, 1999 to the lesser of the following two rates: (1) 0.80%, the rate specified in the Portfolio Manager Agreement; or (2) the rate that would have applied under the prior Portfolio Manager Agreement with the prior portfolio manager. The latter rate varies based on prior performance.

Other than for the Growth Portfolio, each Portfolio Manager is currently paid on an incentive fee basis, which could result in either higher than average management fees or, possibly, no management fee at all, depending on how well each Portfolio Manager performs. There are two components to the management fee: the basic fee and the incentive fee. The management fee is structured to vary based upon the Portfolio's performance (after expenses) compared to that of an appropriate market benchmark selected for that Portfolio. The management fee schedule provides for an incentive performance fee for superior performance, and provides for lower fee for sub-par performance. The base fee is 2.00%, but may vary from 0.00% to 4.00% depending on the Portfolio's performance.

ALLMERICA INVESTMENT TRUST. Allmerica Investment Trust is an open-end, diversified, management investment company registered with the SEC under the 1940 Act.

Allmerica Investment Trust was established as a Massachusetts business trust on October 11, 1984, for the purpose of providing a vehicle for the investment of assets of various variable accounts established by the Company or other insurance companies. The Money Market Fund of Allmerica Investment Trust is available under the Contract; certain other funds of Allmerica Investment Trust are not currently offered under the Contract. Shares of the Trust are not offered to the general public but solely to such variable accounts.

AFIMS is the investment manager of Allmerica Investment Trust and, subject to the direction of the Board of Trustees, handles the day-to-day affairs of the Trust. AFIMS has entered into a Sub-Adviser Agreement with its affiliate, AAM, for investment management services for the Money Market Fund. Under the Sub-Adviser Agreement, AAM is authorized to engage in portfolio transactions on behalf of the Money Market Fund, subject to such general or specific instructions as may be given by the Trustees. Both AFIMS and AAM are located at 440 Lincoln Street, Worcester, Massachusetts 01653.

For providing its services under the Management Agreement, AFIMS will receive a fee, computed daily at an annual rate based on the average daily net asset value of the Money Market Fund as follows: 0.35% on net asset value up to $50,000,000; 0.25% on the next $200,000,000; and 0.20% on the remainder. The fee is paid from the assets of the Money Market Fund. AFIMS is solely responsible for the payment of all fees for investment management services to AAM, which will be a fee of 0.10%, computed daily at an annual rate based on the average daily net asset value of the Money Market Fund.

AIM VARIABLE INSURANCE FUNDS, INC. AIM Variable Insurance Funds, Inc. ("AVIF"), an open-end, series, management investment company, was organized as a Maryland corporation on January 22, 1993, and is registered with the SEC under the 1940 Act. The investment adviser for the AIM V.I. Value Fund is A I M Advisors, Inc. ("AIM"), 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173. AIM was organized in 1976, and, together with its subsidiaries, manages or advises approximately 90 investment company portfolios encompassing a broad range of investment objectives.

DELAWARE GROUP PREMIUM FUND, INC. Delaware Management Company ("Delaware Management") is the investment adviser for the Small Cap Value Series and the Delaware Balanced Series, two series of Delaware Group Premium Fund, Inc. ("DGPF"). DGPF, a Maryland corporation organized on February 19, 1987, is an open-end management investment company registered with the SEC under the 1940 Act. Delaware Management and its predecessors have been managing the funds in the Delaware Investments family since

1938. On December 31, 1998, Delaware Management and its affiliates within Delaware Investments, were supervising in the aggregate more than $45 billion in assets in the various institutional or separately managed and investment company accounts.

LAZARD RETIREMENT SERIES, INC. Lazard Asset Management ("LAM"), a division of Lazard Freres & Co. LLC, is the investment adviser of Lazard Retirement International Equity Portfolio, a portfolio of Lazard Retirement Series, Inc. ("Lazard"). Lazard, a Maryland corporation organized on February 13, 1997, is an open-end management investment company registered with the SEC under the 1940 Act. Lazard and LAM are located at 30 Rockefeller Plaza, New York, New York 10112. LAM and its affiliates provide investment management services to Lazard's other portfolios and client discretionary accounts with assets totaling approximately $71 billion as of December 31, 1999.

MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE TRUST-SM-. MFS Variable Insurance Trust (the "MFS Trust"), a Massachusetts business trust organized on February 1, 1994, is an open-end management investment company registered with the SEC under the 1940 Act. The investment adviser of MFS Emerging Growth Series and MFS Growth With Income Series is Massachusetts Financial Services Company ("MFS"), America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924. Net assets under management of the MFS organization were approximately $97.9 billion on behalf of approximately 3.7 million investor accounts as of December 31, 1998.

OPPENHEIMER VARIABLE ACCOUNT FUNDS. Oppenheimer Variable Account Funds ("Oppenheimer") was organized as a Massachusetts business trust in 1984 and is an open-end, diversified management investment company registered with the SEC under the 1940 Act. The investment adviser for the Oppenheimer Aggressive Growth Fund/VA and the Oppenheimer Main Street Growth & Income Fund/VA is OppenheimerFunds, Inc. ("OppenheimerFunds"), which (including subsidiaries) advises investment company portfolios having over $95 billion in assets as of December 31, 1998. OppenheimerFunds has operated as an investment adviser since 1959.

PBHG INSURANCE SERIES FUND, INC. PBHG Insurance Series Fund, Inc. ("PBHG") is an open-end, management investment company registered with the SEC under the 1940 Act, which was incorporated in Maryland in 1997. Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") is the investment adviser for the PBHG Select 20 Portfolio. Pilgrim Baxter is a professional investment management firm and registered investment adviser that, along with its predecessors, has been in business since 1982. Pilgrim Baxter currently has discretionary management authority with respect to over $12 billion in assets and provides advisory services to pension and profit-sharing plans, charitable institutions, corporations, trusts, and other investment companies. The principal business address of Pilgrim Baxter is 825 Duportail Road, Wayne, Pennsylvania 19087.

                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Funds is set forth below. More detailed information regarding the investment objectives, restrictions and risks, expenses paid by the Funds, and other relevant information regarding the Funds may be found in the prospectuses of the Underlying Funds which accompany this Prospectus and should be read carefully before investing. The Statements of Additional Information of the Trusts are available upon request. There can be no assurance that the investment objectives of the Funds can be achieved or that the value of a Contract will equal or exceed the aggregate amount of the payments made under the Contract.

GLOBAL INTERACTIVE/TELECOMM PORTFOLIO -- seeks to make money for investors primarily by investing globally in equity securities of companies engaged in the development, manufacture or sale of interactive and/ or telecommunications services and products.

OPPENHEIMER AGGRESSIVE GROWTH FUND/VA -- seeks to achieve capital appreciation by investing in "growth-type" companies.

MFS-REGISTERED TRADEMARK- EMERGING GROWTH SERIES -- seeks to provide long-term growth of capital by investing primarily in common stocks of foreign and domestic issuers.

SMALL CAP VALUE SERIES -- seeks capital appreciation by investing primarily in small cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market.

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO -- seeks capital appreciation. This Portfolio invests primarily in the equity securities of non-United States companies that the Investment Adviser considers inexpensively priced relative to the return on total capital or equity.

INTERNATIONAL GROWTH PORTFOLIO -- seeks to make money for investors by investing internationally for long-term capital appreciation, primarily in equity securities.

PBHG SELECT 20 PORTFOLIO -- seeks long-term growth of capital. The portfolio invests primarily in equity securities of a limited number of larger capitalization companies (no more than 20 issuers) that, in Pilgrim Baxter's opinion, have a strong earnings growth outlook and potential for capital appreciation.

GROWTH PORTFOLIO -- seeks to make money for investors by investing primarily in securities selected for their long-term growth prospects.

VALUE PORTFOLIO -- seeks to make money for investors by investing primarily in companies that the Portfolio Manager believes are undervalued and that by virtue of anticipated developments may, in the Portfolio Manager's judgment, achieve significant capital appreciation.

AIM V.I. VALUE FUND -- seeks to achieve long-term growth of capital by investing primarily in equity securities judged by its adviser to be undervalued relative to the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally. Income is a secondary objective.

MFS-REGISTERED TRADEMARK- GROWTH WITH INCOME SERIES -- seeks to provide reasonable current income and long-term growth of capital and income.

OPPENHEIMER MAIN STREET GROWTH & INCOME FUND/VA -- seeks a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. From time to time this Fund may focus on small to medium capitalization common stocks, bonds and convertible securities.

DELAWARE BALANCED SERIES -- seeks a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth.

STRATEGIC INCOME PORTFOLIO -- seeks to make money for investors by investing for high current income and capital appreciation in a variety of fixed-income securities.

MONEY MARKET FUND -- seeks to obtain maximum current income consistent with the preservation of capital and liquidity.

If there is a material change in the investment policy of a Fund, the Owner will be notified of the change. If the Owner has Accumulated Value allocated to that Fund, he or she may have the Accumulated Value reallocated

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without charge to another Fund or to the Fixed Account or a Guarantee Period
Account, where available, on written request received by the Company within 60 days of the later of (1) the effective date of such change in the investment policy, or (2) the receipt of the notice of the Owner's right to transfer.

                          DESCRIPTION OF THE CONTRACT

A.  PAYMENTS

The Company issues a Contract when its underwriting requirements, which include receipt of the initial payment and allocation instructions by the Company at its Principal Office are met. These requirements also may include the proper completion of an application; however, where permitted, the Company may issue a Contract without completion of an application and/or signature for certain classes of annuity Contracts.

Payments are to be made payable to the Company. A net payment is equal to the payment received less the amount of any applicable premium tax. The initial net payment is credited to the Contract and allocated among the requested accounts as of the date that all issue requirements are properly met. If all issue requirements are not completed within five business days of the Company's receipt of the initial payment, the payment will be returned immediately unless the Owner specifically consents to the holding of it pending completion of the outstanding issue requirements. Subsequent payments will be credited as of the Valuation Date received at the Principal Office, on the basis of accumulation unit value next determined after receipt.

Payments may be made to the Contract at any time prior to the Annuity Date. Currently, the initial payment must be at least $25,000. Under a salary deduction or monthly automatic payment plan, the minimum initial payment is $50. In all cases, each subsequent payment must be at least $50. Where the contribution on behalf of an employee under an employer-sponsored retirement plan is less than $600 but more than $300 annually, the Company may issue a contract on the employee, if the plan's average annual contribution per eligible plan participant is at least $600. The minimum allocation to a Guarantee Period Account is $1,000. If less than $1,000 is allocated to a Guarantee Period Account, the Company reserves the right to apply that amount to the Money Market Fund.

Generally, unless otherwise requested, all payments will be allocated among the accounts in the same proportion that the initial net payment is allocated, or, if subsequently changed, according to the most recent allocation instructions.

The Owner may change allocation instructions for new payments pursuant to a written or telephone request. If telephone requests are elected by the Owner, a properly completed authorization must be on file before telephone requests will be honored. The policy of the Company and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. The procedures the Company follows for transactions initiated by telephone may include requirements that callers on behalf of the Owner identify themselves by name and identify the Annuitant by name, date of birth and social security number or PIN number. All transfer instructions by telephone are tape recorded.

B.  RIGHT TO CANCEL INDIVIDUAL RETIREMENT ANNUITY

An individual purchasing a Contract intended to qualify as an IRA may cancel the Contract at any time within ten days after receipt of the Contract and receive a refund. In order to cancel the Contract, the Owner must mail or deliver the Contract to the representative through whom the Contract was purchased, to the Principal Office at 440 Lincoln Street, Worcester, MA 01653, or to any local office of the Company. Mailing or delivery must occur on or before ten days after receipt of the Contract for cancellation to be effective.

Within seven days the Company will provide a refund equal to the greater of (1) gross payments, or (2) the Accumulated Value plus any amounts deducted under the Contract or by the Funds for taxes, charges or fees.

The liability of the Variable Account under this provision is limited to the Owner's Accumulated Value in the Sub-Accounts on the date of cancellation. Any additional amounts refunded to the Owner will be paid by the Company.

C.  RIGHT TO CANCEL ALL OTHER CONTRACTS

An Owner may cancel the Contract at any time within ten days after receipt of the Contract (or longer if required by state law) and receive a refund. In most states, the Company will pay the Owner an amount equal to the sum of (1) the difference between the payment received, including fees, and any amount allocated to the Variable Account, and (2) the Accumulated Value of amounts allocated to the Variable Account as of the date the request is received. If the Contract was purchased as an IRA or issued in a state that requires a full refund of the initial payment(s), the IRA cancellation right described above will be used. At the time the Contract is issued, the "Right to Examine" provision on the cover of the Contract will specifically indicate what the refund will be and the time period allowed to exercise the right to cancel.

In order to comply with New York regulations concerning the purchase of a new annuity contract to replace an existing life or annuity contract (a "replacement"), an Owner who purchases the Contract in New York as a replacement may cancel within 60 days after receipt. In order to cancel the Contract, the Owner must mail or deliver it to the Company's Principal Office or to one of its authorized representatives. The Company will refund an amount equal to the Surrender Value plus all fees and charges and the Contract will be void from the beginning.

D.  TRANSFER PRIVILEGE

At any time prior to the Annuity Date, the Owner may transfer amounts among accounts upon written or telephone request to the Company. As of the date of this Prospectus, transfers may be made to and among all of the available Sub-Accounts. However, should additional Funds be added to the Contract, the Company reserves the right to limit the number of Sub-Accounts which may be used during the life of the Contract. As discussed in "A. Payments" above, a properly completed authorization form must be on file before telephone requests will be honored. Transfer values will be effected at the Accumulation Value next computed after receipt of the transfer order. In Oregon and Massachusetts, payments and transfers to the Fixed Account are subject to certain restrictions. See APPENDIX A, "MORE INFORMATION ABOUT THE FIXED ACCOUNT."

Transfers to a Guarantee Period Account must be at least $1,000. If the amount to be transferred to a Guarantee Period Account is less than $1,000, the Company may transfer that amount to the Sub-Account which invests in the Money Market Fund. Transfers from a Guarantee Period Account prior to the expiration of the Guarantee Period will be subject to a Market Value Adjustment.

The first 12 transfers in a Contract year are guaranteed to be free of any transfer charge. The Company does not currently charge for additional transfers but reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse it for the expense of processing these additional transfers.

AUTOMATIC TRANSFERS (DOLLAR COST AVERAGING) AND AUTOMATIC ACCOUNT REBALANCING OPTIONS. The Owner may elect automatic transfers of a predetermined dollar amount, not less than $100, on a periodic basis (monthly, bi-monthly, quarterly, semi-annually or annually) from the Strategic Income Portfolio, Money Market Fund or the Fixed Account (the "source account") to one or more Funds. Automatic transfers may not be made into the Fixed Account, the Guarantee Period Accounts or, if applicable, the Fund being used as the source account. If an automatic transfer would reduce the balance in the source account to less than $100, the entire balance will be transferred proportionately to the chosen Funds. Automatic transfers will continue until

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the amount in the source account on a transfer date is zero or the Owner's request to terminate the option is received by the Company. If additional amounts are allocated to the source account after its balance has fallen to zero, this option will not restart automatically, and the Owner must provide a new request to the Company.

To the extent permitted by state law, the Company reserves the right, from time to time, to credit an enhanced interest rate to certain initial and/or subsequent payments which are deposited into the Fixed Account and which utilize the Fixed Account as the source account for the payment from which to process automatic transfer. For more information see APPENDIX A, "MORE INFORMATION ABOUT THE FIXED ACCOUNT."

The Owner may request automatic rebalancing of Sub-Account allocations on a monthly, bi-monthly, quarterly, semi-annual or annual basis in accordance with percentage allocations specified by the Owner. As frequently as specified by the Owner, the Company will review the percentage allocations in the Funds and, if necessary, transfer amounts to ensure conformity with the designated percentage allocation mix. If the amount necessary to re-establish the mix on any scheduled date is less than $100, no transfer will be made. Automatic Account Rebalancing will continue until the Owner's request to terminate or change the option is received by the Company. If additional amounts are allocated to the source account after its balance has fallen to zero, this option will not restart automatically and the Owner must provide a new request to the Company. As such, subsequent payment allocated in a manner different from the percentage allocation mix in effect on the date the payment is received will be reallocated in accordance with the existing mix on the next scheduled date unless the Owner's timely request to change the mix or terminate the option is received by the Company.

The Company reserves the right to limit the number of Funds that may be utilized for automatic transfers and rebalancing, and to discontinue either option upon advance written notice. The first automatic transfer or rebalancing and all subsequent transfers or rebalancing effected in a Contract year under a request count as one transfer for purposes of the 12 transfers guaranteed to be free of a transfer charge in each Contract year. Currently, Dollar Cost Averaging and Automatic Account Rebalancing may not be in effect simultaneously. Either option may be elected at no additional charge when the Contract is purchased or at a later date.

E.  SURRENDER

At any time prior to the Annuity Date, the Owner may surrender the Contract and receive its Accumulated Value, less applicable charges and adjusted for any Market Value Adjustment ("Surrender Amount"). The Owner must return the Contract and a signed, written request for surrender, satisfactory to the Company, to the Principal Office. The Surrender Value will be calculated based on the Contract's Accumulated Value as of the Valuation Date on which the request and the Contract are received at the Principal Office.

Before the Annuity Date, a surrender charge may be deducted when a Contract is surrendered if payments have been credited to the Contract during the last seven full Contract years. See "CHARGES AND DEDUCTIONS." The Contract fee will be deducted upon surrender of the Contract.

After the Annuity Date, only Contracts annuitized under a commutable period certain option may be surrendered. The amount payable is the commuted value of any unpaid installments, computed on the basis of the assumed interest rate incorporated in such annuity benefit payments. No surrender charge is imposed after the Annuity Date.

Any amount surrendered is normally payable within seven days following the Company's receipt of the surrender request. The Company reserves the right to defer surrenders and withdrawals of amounts in each Sub-Account in any period during which (1) trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays, (2) the SEC has by order permitted such suspension, or (3) an emergency, as determined by the SEC, exists such that disposal of portfolio securities or valuation of assets of each separate account is not reasonably practicable.

The Company reserves the right to defer surrenders and withdrawals of amounts allocated to the Company's Fixed Account and Guarantee Period Accounts for a period not to exceed six months.

The surrender rights of Owners who are participants under Section 403(b) plans or who are participants in the Texas Optional Retirement Program ("Texas ORP") are restricted; see "Tax-Sheltered Annuities" and "Texas Optional Retirement Program."

For important tax consequences which may result from surrender, see "FEDERAL TAX CONSIDERATIONS."

F.  WITHDRAWALS

At any time prior to the Annuity Date, an Owner may withdraw a portion of the Accumulated Value of his or her Contract, subject to the limits stated below. The Owner must submit a signed, written request for withdrawal, satisfactory to the Company, to the Principal Office. The written request must indicate the dollar amount the Owner wishes to receive and the accounts from which such amount is to be withdrawn. The amount withdrawn equals the amount requested by the Owner plus any applicable surrender charge, as described under "CHARGES AND DEDUCTIONS." In addition, amounts withdrawn from a Guarantee Period Account prior to the end of the applicable Guarantee Period will be subject to a Market Value Adjustment, as described under "GUARANTEE PERIOD ACCOUNTS."

Where allocations have been made to more than one account, a percentage of the withdrawal may be allocated to each such account. A withdrawal from a Sub-Account will result in cancellation of a number of units equivalent in value to the amount withdrawn, computed as of the Valuation Date that the request is received at the Principal Office.

Each withdrawal must be in a minimum amount of $100. Except in New York where no specific balance is required, no withdrawal will be permitted if the Accumulated Value remaining under the Contract would be reduced to less than $1,000. Withdrawals will be paid in accordance with the time limitations described under "E. Surrender."

After the Annuity Date, only Contracts under which future variable annuity benefit payments are limited to a specified period may be withdrawn. A withdrawal after the Annuity Date will result in cancellation of a number of Annuity Units equivalent in value to the amount withdrawn.

For important restrictions on withdrawals which are applicable to Owners who are participants under Section 403(b) plans or under the Texas ORP, see "Tax-Sheltered Annuities" and "Texas Optional Retirement Program."

For important tax consequences which may result from surrender and withdrawals, see "FEDERAL TAX CONSIDERATIONS."

SYSTEMATIC WITHDRAWALS. The Owner may elect an automatic schedule of withdrawals (systematic withdrawals) from amounts in the Sub-Accounts and/or the Fixed Account on a monthly, bi-monthly, quarterly, semi-annual or annual basis. Systematic withdrawals from Guarantee Period Accounts are not available. The minimum amount of each withdrawal is $100, and will be subject to any applicable withdrawal charges. If elected at the time of purchase, the Owner must designate in writing the specific dollar amount of each withdrawal and the percentage of this amount which should be taken from each designated Sub-Account and/ or the Fixed Account. Systematic withdrawals then will begin on the date indicated on the application. If elected after the issue date, the Owner may elect, by written request, a specific dollar amount and the percentage of this amount to be taken from each designated Sub-Account and/or the Fixed Account. Alternatively, the Owner may elect to withdraw a specific percentage of the Accumulated Value calculated as of the withdrawal dates, and may designate the percentage of this amount which should be taken from each account. The first withdrawal will take place on the date the written request is received at the Principal Office or, if later, on a date specified by the Owner.

If a withdrawal would cause the remaining Accumulated Value to be less than $1,000, systematic withdrawals may be discontinued. Systematic withdrawals will cease automatically on the Annuity Date. The Owner may change or terminate systematic withdrawals only by written request to the Principal Office.

LIFE EXPECTANCY DISTRIBUTIONS. Prior to the Annuity Date, an Owner who also is the Annuitant may elect to make a series of systematic withdrawals from the Contract according to the Company's life expectancy distribution ("LED") option by returning a properly signed LED request form to the Principal Office.

The Owner may elect monthly, bi-monthly, quarterly, semi-annual, or annual LED distributions, and may terminate the LED option at any time. Under contracts issued in Hawaii and New York, the LED option will terminate automatically on the maximum Annuity Date permitted under the Contract, at which time an Annuity Option must be selected.

If an Owner elects the Company's LED option, in each calendar year a fraction of the Accumulated Value is withdrawn without a surrender charge based on the Owner's then life expectancy (or the joint life expectancy of the Owner and a beneficiary.) The numerator of the fraction is 1 (one) and the denominator of the fraction is the remaining life expectancy of the Owner, as determined annually by the Company. The resulting fraction, expressed as a percentage, is applied to the Accumulated Value at the beginning of the year to determine the amount to be distributed during the year. Under the Company's LED option, the amount withdrawn from the Contract changes each year, because life expectancy changes each year that a person lives. For example, actuarial tables indicate that a person age 70 has a life expectancy of 16 years, but a person who attains age 86 has a life expectancy of another 6.5 years. Where the Owner is a trust or other nonnatural person, the Owner may elect the LED option based on the Annuitant's life expectancy.

(Note: this option may not produce annual distributions that meet the definition of "substantially equal periodic payments" as defined under Code Section 72(t). As such, the withdrawals may be treated by the Internal Revenue Service (IRS) as premature distributions from the Contract and may be subject to a 10% federal tax penalty. Owners seeking distributions over their life under this definition should consult their tax advisor. For more information, see "FEDERAL TAX CONSIDERATIONS," "B. Taxation of the Contracts in General." In addition, if the amount necessary to meet the substantially equal periodic payment definition is greater than the Company's LED amount, a surrender charge may apply to the amount in excess of the LED amount.)

The Company may discontinue or change the LED option at any time, but not with respect to election of the option made prior to the date of any change in the LED option.

G.  DEATH BENEFIT

In the event that the Annuitant, Owner or Joint Owner, if applicable, dies while the Contract is in force, the Company will pay the Beneficiary a death benefit, except where the Contract is continued in force as provided below in "H. The Spouse of the Owner as Beneficiary." The amount of the death benefit and the time requirements for receipt of payment may vary depending upon whether the Annuitant or an Owner dies first and whether death occurs prior to or after the Annuity Date.

DEATH OF THE ANNUITANT PRIOR TO THE ANNUITY DATE. At the death of the Annuitant (including an Owner who is also the Annuitant), the benefit is equal to the greatest of (1) the Accumulated Value under the Contract increased by any positive Market Value Adjustment; (2) gross payments, compounded daily at the annual rate of 5% starting on the date each payment is applied, decreased proportionately to reflect withdrawals (except in Hawaii and New York where (b) equals gross payments decreased proportionately to reflect withdrawals) -- for each withdrawal, the proportionate reduction is calculated as the death benefit under this option immediately prior to the withdrawal multiplied by the withdrawal amount and divided by the Accumulated Value immediately prior to the withdrawal; or (3) the death benefit that would have been payable on the most recent Contract anniversary, increased for subsequent payments and decreased proportionately for subsequent withdrawals.

This guaranteed death benefit works in the following way assuming no withdrawals are made. On the first anniversary, the death benefit will be equal to the greater of (a) the Accumulated Value (increased by any positive Market Value Adjustment) or (b) gross payments compounded daily at the annual rate of 5% (except in Hawaii and New York where (b) equals gross payments). The higher of
(a) or (b) will then be locked in until the second anniversary, at which time the death benefit will be equal to the greatest of (a) the Contract's then current Accumulated Value increased by any positive Market Value Adjustment; (b) gross payments compounded daily at the annual rate of 5% (gross payments in Hawaii and New York) or (c) the locked-in value of the death benefit at the first anniversary. The greatest of (a), (b) or (c) will be locked in until the next Contract anniversary. This calculation will then be repeated on each anniversary while the Contract remains in force and prior to the Annuity Date. As noted above, the values of (b) and (c) will be decreased proportionately if withdrawals are taken. See APPENDIX C, "THE DEATH BENEFIT" for specific examples of death benefit calculations.

DEATH OF AN OWNER WHO IS NOT ALSO THE ANNUITANT PRIOR TO THE ANNUITY DATE. If an Owner who is not also the Annuitant dies before the Annuity Date, the death benefit will be the Accumulated Value increased by any positive Market Value Adjustment. The death benefit will never be reduced by a negative Market Value Adjustment.

PAYMENT OF THE DEATH BENEFIT PRIOR TO THE ANNUITY DATE. The death benefit generally will be paid to the Beneficiary in one sum within seven business days of the receipt of due proof of death at the Principal Office unless the Owner has specified a death benefit annuity option. Instead of payment in one sum, the Beneficiary may, by written request, elect to:

    (1) defer distribution of the death benefit for a period no more than five years from the date of death; or

    (2) receive a life annuity or an annuity for a period certain not extending beyond the Beneficiary's life expectancy, with annuity benefit payments beginning one year from the date of death.

If distribution of the death benefit is deferred under (1) or (2), any value in the Guarantee Period Accounts will be transferred to the Sub-Account investing in the Money Market Fund. The excess, if any, of the death benefit over the Accumulated Value will also be added to the Money Market Fund. The Beneficiary may, by written request, effect transfers and withdrawals during the deferral period and prior to annuitization under (2), but may not make additional payments. The death benefit will reflect any earnings or losses experienced during the deferral period. If there are multiple beneficiaries, the consent of all is required.

With respect to the death benefit, the Accumulated Value under the Contract will be based on the unit values next computed after due proof of the death has been received.

DEATH OF THE ANNUITANT ON OR AFTER THE ANNUITY DATE. If the Annuitant's death occurs on or after the Annuity Date but before completion of all guaranteed annuity benefit payments, any unpaid amounts or installments will be paid to the Beneficiary. The Company must pay out the remaining payments at least as rapidly as under the payment option in effect on the date of the Annuitant's death.

H.  THE SPOUSE OF THE OWNER AS BENEFICIARY

The Owner's spouse, if named as the sole primary beneficiary, may by written request continue the Contract in lieu of receiving the amount payable upon death of the Owner. Upon such election, the spouse will become the

Owner and Annuitant subject to the following: (1) any value in the Guarantee Period Accounts will be transferred to the Money Market Fund; (2) the excess, if any, of the death benefit over the Contract's Accumulated Value will also be added to the Money Market Fund. Additional payments may be made; however, a surrender charge will apply to these amounts if they have not been invested in the Contract for more than seven years. All other rights and benefits provided in the Contract will continue, except that any subsequent spouse of such new Owner will not be entitled to continue the Contract upon such new Owner's death.

I.  ASSIGNMENT

The Contract, other than one sold in connection with certain qualified plans, may be assigned by the Owner at any time prior to the Annuity Date and while the Annuitant is alive. The Company will not be deemed to have knowledge of an assignment unless it is made in writing and filed at the Principal Office. The Company will not assume responsibility for determining the validity of any assignment. If an assignment of the Contract is in effect on the Annuity Date, the Company reserves the right to pay to the assignee, in one sum, that portion of the Surrender Value of the Contract to which the assignee appears to be entitled. The Company will pay the balance, if any, in one sum to the Owner in full settlement of all liability under the Contract. The interest of the Owner and of any beneficiary will be subject to any assignment.

For important tax liability which may result from assignments, see "FEDERAL TAX CONSIDERATIONS."

J.  ELECTING THE FORM OF ANNUITY AND THE ANNUITY DATE

The Owner selects the Annuity Date. To the extent permitted by state law, the Annuity Date may be the first day of any month (1) before the Annuitant's 85th birthday, if the Annuitant's age on the issue date of the Contract is 75 or under; or (2) within ten years from the issue date of the Contract and before the Annuitant's 90th birthday, if the Annuitant's age on the issue date is between 76 and 90. The Owner may elect to change the Annuity Date by sending a request to the Principal Office at least one month before the Annuity Date. The new Annuity Date must be the first day of any month occurring before the Annuitant's 90th birthday and must be within the life expectancy of the Annuitant. The Company shall determine such life expectancy at the time a change in Annuity Date is requested. In no event will the maximum annuitization age exceed 90. The Code and the terms of qualified plans impose limitations on the age at which annuity benefit payments may commence and the type of annuity option selected. See "FEDERAL TAX CONSIDERATIONS" for further information.

Subject to certain restrictions described below, the Owner has the right (1) to select the annuity option under which annuity benefit payments are to be made, and (2) to determine whether payments are to be made on a fixed basis, a variable basis, or a combination fixed and variable basis. Annuity benefit payments are determined according to the annuity tables in the Contract, by the annuity option selected, and by the investment performance of the Sub-Accounts selected. To the extent a fixed annuity payout is selected, Accumulated Value will be transferred to the Fixed Account of the Company, and the annuity benefit payments will be fixed in amount. See APPENDIX A, "MORE INFORMATION ABOUT THE FIXED ACCOUNT."

Under a variable annuity payout option, a payment equal to the value of the fixed number of Annuity Units in the Sub-Accounts is made monthly, quarterly, semiannually or annually. Since the value of an Annuity Unit in a Sub-Account will reflect the investment performance of the Sub-Account, the amount of each annuity benefit payment will vary.

The annuity option selected must produce an initial payment of at least $50 (a lower amount may be required in some states). The Company reserves the right to increase this minimum amount. If the annuity payout option(s) selected do(es) not produce an initial payment which meet this minimum, a single payment may be made. Once the Company begins making annuity benefit payments, the Annuitant cannot make withdrawals or surrender the annuity benefit, except in the case where a commutable period certain option has been elected. Only beneficiaries entitled to receive remaining payments for a period certain may elect to instead receive a lump sum settlement.

If the Owner does not elect an option, a variable life annuity with periodic payments guaranteed for ten years will be purchased. Changes in either the Annuity Date or annuity option can be made up to one month prior to the Annuity Date.

If the Owner exercises the Minimum Guaranteed Annuity Payout Rider, annuity benefit payments must be made under a fixed annuity payout option involving a life contingency and will be determined based on the guaranteed annuity purchase rates listed under the Annuity Option Tables in the Contract.

K.  DESCRIPTION OF VARIABLE ANNUITY PAYOUT OPTIONS

The Company provides the variable annuity payout options described below. Currently, variable annuity payout options may be funded through the Sub-Accounts investing in the Value Portfolio, the Growth Portfolio, the International Growth Portfolio and the Strategic Income Portfolio.

The Company also provides these same annuity payout options funded through the Fixed Account (fixed annuity payout option). Regardless of how payments were allocated during the accumulation period, any of the variable annuity options or the fixed-amount options may be selected, or any of the variable annuity options may be selected in combination with any of the fixed-amount annuity options. Other annuity options may be offered by the Company. IRS regulations may not permit certain of the available annuity options when used in connection with certain qualified Contracts.

VARIABLE LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR TEN YEARS. This variable annuity is payable periodically during the lifetime of the payee with the guarantee that if the payee should die before all payments have been made, the remaining annuity benefit payments will continue to the Beneficiary.

VARIABLE LIFE ANNUITY PAYABLE PERIODICALLY DURING THE LIFETIME OF THE ANNUITANT ONLY. This variable annuity is payable during the payee's life. It would be possible under this option for the payee to receive only one annuity benefit payment if the payee dies prior to the due date of the second annuity benefit payment, two annuity benefit payments if the payee dies before the due date of the third annuity benefit payment, and so on. Payments, however, will continue during the lifetime of the payee, no matter how long he or she lives.

UNIT REFUND VARIABLE LIFE ANNUITY. This is an annuity payable periodically during the lifetime of the Annuitant with the guarantee that if (1) exceeds (2) then periodic variable annuity benefit payments will continue to the Beneficiary until the number of such payments equals the number determined in (1).

       Where:  (1)  is the dollar amount of the Accumulated Value at annuitization divided by the dollar amount of the first payment, and

               (2) is the number of payments paid prior to the death of the payee.

JOINT AND SURVIVOR VARIABLE LIFE ANNUITY. This variable annuity is payable jointly to two payees during their joint lifetime, and then continues thereafter during the lifetime of the survivor. The amount of each payment to the survivor is based on the same number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be either the person designated as the Annuitant in the Contract or the Beneficiary. There is no minimum number of payments under this option.

JOINT AND TWO-THIRDS SURVIVOR VARIABLE LIFE ANNUITY. This variable annuity is payable jointly to two payees during their joint lifetime, and then continues thereafter during the lifetime of the survivor. The amount of each periodic payment to the survivor, however, is based upon two-thirds of the number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be the person designated as the Annuitant in the Contract or the Beneficiary. There is no minimum number of payments under this option.

PERIOD CERTAIN VARIABLE ANNUITY. This variable annuity has periodic payments for a stipulated number of years ranging from one to 30 and may be commutable or noncommutable. A commutable option provides the payee with the right to request a lump sum payment of an remaining balance after annuity payments have commenced. Under a noncommutable period certain option, the Annuitant may not request a lump sum payment.

It should be noted that the period certain option does not involve a life contingency. In computing payments under this option, the Company deducts a charge for annuity rate guarantees, which includes a factor for mortality risks. Although not contractually required to do so, the Company currently follows a practice of permitting persons receiving payments under the period certain option to elect to convert to a variable annuity payout involving a life contingency. The Company may discontinue or change this practice at any time, but not with respect to election of the option made prior to the date of any change in this practice. See "FEDERAL TAX CONSIDERATIONS" for a discussion of the possible adverse tax consequences of selecting a period certain option.

L.  ANNUITY BENEFIT PAYMENTS

DETERMINATION OF THE FIRST VARIABLE ANNUITY BENEFIT PAYMENT. The amount of the first monthly payment depends upon the selected variable annuity option, the sex (however, see "N. NORRIS Decision" below) and age of the Annuitant, and the value of the amount applied under the annuity option ("annuity value"). The Contract provides annuity rates that determine the dollar amount of the first periodic payment under each variable annuity option for each $1,000 of applied value. From time to time, the Company may offer its Owners both fixed and variable annuity rates more favorable than those contained in the Contract. Any such rates will be applied uniformly to all Owners of the same class.

The dollar amount of the first periodic annuity benefit payment is calculated based upon the type of annuity option chosen, as follows:

- For life annuity options and noncommutable period certain options of ten years or more (six or more years under New York Contracts), the dollar amount is determined by multiplying (1) the Accumulated Value applied under that option (after application of any Market Value Adjustment and less premium tax, if any) divided by $1,000, by (2) the applicable amount of the first monthly payment per $1,000 of value.

- For commutable period certain options and any period certain option of less than ten years (less than six years under New York Contracts), the dollar amount is determined by multiplying (1) the Surrender Value less premium taxes, if any, applied under that option (after application of any Market Value Adjustment and less premium tax, if any) divided by $1,000, by (2) the applicable amount of the first monthly payment per $1,000 of value.

- For a death benefit annuity, the annuity value will be the amount of the death benefit.

The first periodic annuity benefit payment is based upon the Accumulated Value as of a date not more than four weeks preceding the date that the first annuity benefit payment is due. The Company transmits variable annuity benefit payments for receipt by the payee by the first of a month. Variable annuity benefit payments are currently based on unit values as of the 15th day of the preceding month.

THE ANNUITY UNIT. On and after the Annuity Date, the Annuity Unit is a measure of the value of the monthly annuity benefit payments under a variable annuity option. The value of an Annuity Unit in each Sub-Account initially was set at $1.00. The value of an Annuity Unit under a Sub-Account on any Valuation Date thereafter is equal to the value of such unit on the immediately preceding Valuation Date, multiplied by the net investment factor of the Sub-Account for the current Valuation Period and divided by the assumed interest rate for the current Valuation Period The assumed interest rate, discussed below, is incorporated in the variable annuity options offered in the Contract.

DETERMINATION OF THE NUMBER OF ANNUITY UNITS. The dollar amount of the first variable annuity benefit payment is divided by the value of an Annuity Unit of the selected Sub-Account(s) to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed under all annuity options except the joint and two-thirds survivor annuity option.

DOLLAR AMOUNT OF SUBSEQUENT VARIABLE ANNUITY BENEFIT PAYMENTS. The dollar amount of each periodic variable annuity benefit payment after the first will vary with the value of the Annuity Units of the selected Sub-Account(s). The dollar amount of each subsequent variable annuity benefit payment is determined by multiplying the fixed number of Annuity Units (derived from the dollar amount of the first payment, as described above) with respect to a Sub-Account by the value of an Annuity Unit of that Sub-Account on the applicable Valuation Date.

The variable annuity options offered by the Company are based on a 3.5% assumed interest rate, which affects the amounts of the variable annuity benefit payments. Variable annuity benefit payments with respect to a Sub-Account will increase over periods when the actual net investment result of the Sub-Account exceeds the equivalent of the assumed interest rate. Variable annuity benefit payments will decrease over periods when the actual net investment results are less than the equivalent of the assumed interest rate.

For an illustration of a calculation of a variable annuity benefit payment using a hypothetical example, see "Annuity Benefit Payments" in the SAI.

If the Owner elects the Minimum Guaranteed Annuity Payout Rider, at annuitization the annuity benefit payments provided under the Rider (by applying the guaranteed annuity factors to the Minimum Guaranteed Annuity Payout Benefit
Base), are compared to the payments that would otherwise be available with the Rider. If annuity benefit payments under the Rider are higher, the Owner may exercise the Rider, provided that the conditions of the Rider are met. If annuity benefit payments under the Rider are lower, the Owner may choose not to exercise the Rider and instead annuitize under current annuity factors. See "M. Optional Minimum Guaranteed Annuity Payout Rider," below.

M.  OPTIONAL MINIMUM GUARANTEED ANNUITY PAYOUT RIDER

An optional Minimum Guaranteed Annuity Payout Rider is available for a separate monthly charge. The Minimum Guaranteed Annuity Payout Rider guarantees a minimum amount of fixed annuity lifetime income during the annuity payout phase, subject to the conditions described below. On each Contract anniversary a Minimum Guaranteed Annuity Payout Benefit Base is determined. The Minimum Guaranteed Annuity Payout Benefit Base (less any applicable premium taxes) is the value that will be annuitized if the Rider is exercised. In order to exercise the Rider, a fixed annuitization option involving a life contingency must be selected. Annuitization under this Rider will occur at the guaranteed annuity purchase rates listed under the Annuity Option Tables in the Contract. The Minimum Guaranteed Annuity Payout Benefit Base is equal to the greatest of:

    (a) the Accumulated Value increased by any positive Market Value Adjustment, if applicable;or

    (b) the Accumulated Value on the effective date of the Rider compounded daily at the annual rate of 5% plus gross payments made thereafter compounded daily at the annual rate of 5%, starting on the date each payment is applied, reduced proportionately to reflect withdrawals; or

    (c) the highest Accumulated Value on any Contract anniversary since the Rider effective date, as determined after positive adjustments have been made for subsequent payments and any positive

       Market Value Adjustment, if applicable, and negative adjustments have been made for subsequent withdrawals.

For each withdrawal described in (b) and (c) above, the proportionate reduction is calculated by multiplying the (b) or (c) value, whichever is applicable, determined immediately prior to the withdrawal by the following fraction:

                            amount of the withdrawal
           ----------------------------------------------------------
        Accumulated Value determined immediately prior to the withdrawal

CONDITIONS OF ELECTION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT RIDER.

- The Owner may elect the Minimum Guaranteed Annuity Payout Rider at Contract issue or at any time thereafter, however, if the Rider is not elected within thirty days after Contract issue or within thirty days after a Contract anniversary date, the effective date of the Rider will be the following Contract anniversary date.

- The Owner may not elect a Rider with a ten-year waiting period if at the time of election the Annuitant has reached his or her 78th birthday. The Owner may not elect a Rider with a fifteen-year waiting period if at the time of election the Annuitant has reached his or her 73rd birthday.

EXERCISING THE MINIMUM GUARANTEED ANNUITY PAYOUT RIDER.

- The Owner may only exercise the Minimum Guaranteed Annuity Payout Rider within thirty days after any Contract anniversary following the expiration of a ten or fifteen-year waiting period from the effective date of the Rider.

- The Owner may only annuitize under a fixed annuity payout option involving a life contingency as provided under "K. Description of Variable Annuity Payout Options."

- The Owner may only annuitize at the guaranteed annuity purchase rates listed under the Annuity Option Tables in the Contract.

TERMINATION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT RIDER.

- The Owner may not terminate the Minimum Guaranteed Annuity Payout Rider prior to the seventh Contract anniversary after the effective date of the Rider, unless such termination occurs on or within thirty days after any Contract anniversary and in conjunction with the repurchase of a Minimum Guaranteed Annuity Payout Rider with a waiting period of equal or greater length at its then current price, if available.

- After the seventh Contract anniversary from the effective date of the Rider the Owner may terminate the Rider at any time.

- The Owner may repurchase a Rider with a waiting period equal to or greater than the Rider then in force at the new Rider's then current price, if available, however, repurchase may only occur on or within thirty days of a Contract anniversary.

- Other than in the event of a repurchase, once terminated the Rider may not be purchased again.

- The Rider will terminate upon surrender of the Contract or the date that a death benefit is payable if the Contract is not continued under "H. The Spouse of the Owner as Beneficiary" (see "DESCRIPTION OF THE CONTRACT").

From time to time the Company may illustrate minimum guaranteed income amounts under the Minimum Guaranteed Annuity Payout Rider for individuals based on a variety of assumptions, including varying rates of return on the value of the Contract during the accumulation phase, annuity payout periods, annuity payout options and Minimum Guaranteed Annuity Payout Rider waiting periods. Any assumed rates of return are for purposes of illustration only and are not intended as a representation of past or future investment rates of return.

For example, the illustration below assumes an initial payment of $100,000 for an Annuitant age 60 (at issue) and exercise of a Minimum Guaranteed Annuity Payout Rider with a ten-year waiting period. The illustration assumes that no subsequent payments or withdrawals are made and that the annuity payout option is a Life Annuity With Payments Guaranteed For 10 Years. The values below have been computed based on a 5% net rate of return and are the guaranteed minimums that would be received under the Mimumum Guaranteed Annuity Payout Rider.

The minimum guaranteed benefit base amounts are the values that will be annuitized. Minimum guaranteed annual income values are based on a fixed annuity payout.

                 MINIMUM
  CONTRACT     GUARANTEED       MINIMUM
 ANNIVERSARY     BENEFIT       GUARANTEED
 AT EXERCISE      BASE      ANNUAL INCOME(1)
-------------  -----------  ----------------
     10         $ 162,889      $   12,153
     15         $ 207,892      $   17,695

(1) Other fixed annuity options involving a life contingency other than Life Annuity With Payments Guaranteed for 10 Years are available. See "K. Description of Variable Annuity Payout Options."

The Minimum Guaranteed Annuity Payout Rider does not create Accumulated Value or guarantee performance of any investment option. Because this Rider is based on conservative actuarial factors, the level of lifetime income that it guarantees may often be less than the level that would be provided by application of Accumulated Value at current annuity factors. Therefore, the Rider should be regarded as a safety net. As described above, withdrawals will reduce the benefit base.

NOTE: Adding the Minimum Guaranteed Annuity Payout Rider after the issue date and/or repurchasing the benefit will impact the Program to Protect Principal and Provide Growth Potential offered under the GPA Accounts since the Minimum Guaranteed Annuity Payout Rider charges are deducted on a pro-rata basis from all accounts including the GPA Accounts. See "GUARANTEE PERIOD ACCOUNTS."

N.  NORRIS DECISION

In the case of Arizona Governing Committee v. Norris, the United States Supreme Court ruled that, in connection with retirement benefit options offered under certain employer-sponsored employee benefit plans, annuity options based on sex-distinct actuarial tables are not permissible under Title VII of the Civil Rights Act of 1964. The ruling requires that benefits derived from contributions paid into a plan after August 1, 1983 be calculated without regard to the sex of the employee. Annuity benefits attributable to payments received by the Company under a Contract issued in connection with an employer-sponsored benefit plan affected by the Norris decision will be based on the greater of (1) the Company's unisex Non-Guaranteed Current Annuity Option Rates or (2) the guaranteed unisex rates described in such Contract, regardless of whether the Annuitant is male or female.

O.  COMPUTATION OF VALUES

THE ACCUMULATION UNIT. Each net payment is allocated to the accounts selected by the Owner. Allocations to the Sub-Accounts are credited to the Contract in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account. The number of Accumulation Units of each Sub-Account credited to the Contract is equal to the portion of the net payment allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date the payment is received at the Principal Office. The number of Accumulation Units resulting from each payment will remain fixed unless changed by a subsequent split of Accumulation Unit value, a transfer, a withdrawal, or surrender. The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account and will reflect the investment performance, expenses and charges of its Funds. The value of an Accumulation Unit was set at $1.00 on the first Valuation Date for each Sub-Account.

Allocations to Guarantee Period Accounts and the Fixed Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company. See APPENDIX A, "MORE INFORMATION ABOUT THE FIXED ACCOUNT" AND "GUARANTEE PERIOD ACCOUNTS."

The Accumulated Value under the Contract is determined by (1) multiplying the number of Accumulation Units in each Sub-Account by the value of an Accumulation Unit of that Sub-Account on the Valuation Date, (2) adding the products, and (3) adding the amount of the accumulations in the Fixed Account and Guarantee Period Accounts, if any.

NET INVESTMENT FACTOR. The Net Investment Factor is an index that measures the investment performance of a Sub-Account from one Valuation Period to the next. This factor is equal to 1.000000 plus the result from dividing (1) by (2) and subtracting (3) and (4) where:

    (1) is the investment income of a Sub-Account for the Valuation Period, including realized or unrealized capital gains and losses during the Valuation Period, adjusted for provisions made for taxes, if any;

    (2) is the value of that Sub-Account's assets at the beginning of the Valuation Period;

    (3) is a charge for mortality and expense risks equal to 1.25% on an annual basis of the daily value of the Sub-Account's assets; and

    (4) is an administrative charge of 0.20% on an annual basis of the daily value of the Sub-Account's assets.

The dollar value of an Accumulation Unit as of a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

For an illustration of Accumulation Unit calculation using a hypothetical example see the SAI.

                             CHARGES AND DEDUCTIONS

Deductions under the Contract and charges against the assets of the Sub-Accounts are described below. Other deductions and expenses paid out of the assets of the Funds are described in the prospectuses and SAIs of the Underlying Funds.

A.  VARIABLE ACCOUNT DEDUCTIONS

MORTALITY AND EXPENSE RISK CHARGE. The Company assesses a charge against the assets of each Sub-Account to compensate for certain mortality and expense risks its has assumed. The charge is imposed during both the accumulation phase and the annuity payout phase. The mortality risk arises from the Company's guarantee that it will make annuity benefit payments in accordance with annuity rate provisions established at the time the Contract is issued for the life of the Annuitant (or in accordance with the annuity payout option selected), no matter how long the Annuitant (or other payee) lives and no matter how long all Annuitants as a class live. Therefore, the mortality charge is deducted during the annuity payout phase on all contracts, including those that do not involve a life contingency, even though the Company does not bear direct mortality risk with respect to variable annuity settlement options that do not involve life contingencies. The expense risk arises from the Company's guarantee that the charges it makes will not exceed the limits described in the Contract and in this Prospectus.

If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If expenses are less than the amounts provided to the Company by the charge, the difference will be a profit to the Company. To the extent this charge results in a profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses.

The mortality and expense risk charge is assessed daily at an annual rate of 1.25% of each Sub-Account's assets. This charge may not be increased. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each. The Company estimates that a reasonable allocation might be 0.80% for mortality risk and 0.45% for expense risk.

ADMINISTRATIVE EXPENSE CHARGE. The Company assesses each Sub-Account with a daily charge at an annual rate of 0.20% of the average daily net assets of the Sub-Account. The charge is imposed during both the accumulation phase and the annuity payout phase. The daily Administrative Expense Charge is assessed to help defray administrative expenses actually incurred in the administration of the Sub-Account, without profits. There is no direct relationship, however, between the amount of administrative expenses imposed on a given contract and the amount of expenses actually attributable to that contract.

Deductions for the Contract fee (described below under "B. Contract Fee") and for the Administrative Expense Charge are designed to reimburse the Company for the cost of administration and related expenses and are not expected to be a source of profit. The administrative functions and expense assumed by the Company in connection with the Variable Account and the Contract include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expense of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

OTHER CHARGES. Because the Sub-Accounts purchase shares of the Underlying Funds, the value of the net assets of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Funds. The prospectuses and SAIs of the Underlying Funds contain additional information concerning expenses of the Funds.

B.  CONTRACT FEE

A $30 Contract fee currently is deducted on the Contract anniversary date and upon full surrender of the Contract when the Accumulated Value is less than $100,000. The Contract fee is waived for contracts issued to and maintained by the trustee of a 401(k) plan. Where Contract value has been allocated to more than one account, a percentage of the total Contract fee will be deducted from the value in each account. The portion of the charge deducted from each account will be equal to the percentage which the value in that account bears to the Accumulated Value under the Contract. The deduction of the Contract fee from a Sub-Account will result in cancellation of a number of Accumulation Units equal in value to the percentage of the charge deducted from that account.

Where permitted by law, the Contract fee also may be waived for Contracts where, on the issue date, either the Owner or the Annuitant is within the following class of individuals ("eligible persons"): employees and registered representatives of any broker dealer which has entered into a sales agreement with the Company to sell the Contract; employees of the Company, its affiliates and subsidiaries; officers, directors, trustees and employees of any of the Funds; investment managers or Sub-Advisers; and the spouses of and immediate family members residing in the same household with such eligible persons. "Immediate family members" means children, siblings, parents and grandparents.

C.  OPTIONAL MINIMUM GUARANTEED ANNUITY PAYOUT RIDER CHARGE

Subject to state availability, the Company offers an optional Minimum Guaranteed Annuity Payout Rider that may be elected by the Owner. A separate monthly charge is made for the Rider. On the last day of each month and on the date the Rider is terminated, a charge equal to 1/12th of the applicable annual rate (see table below) is made against the Accumulated Value of the Contract at that time. The charge is made through a pro-rata reduction of the Accumulated Value of the Sub-Accounts, the Fixed Account and the Guarantee Period Accounts (based on the relative value that the Accumulation Units of the Sub-Accounts, the dollar amounts in the Fixed Account and the dollar amounts in the Guarantee Period Accounts bear to the total Accumulated Value).

The applicable charge is assessed on the Accumulated Value on the last day of each month and on the date the Rider is terminated, multiplied by 1/12th of the following annual percentage rates:

Minimum Guaranteed Annuity Payout Rider with ten-year waiting period.......      0.25%
Minimum Guaranteed Annuity Payout Rider with fifteen-year waiting period...      0.15%

For a description of the Rider, see "M. Optional Minimum Guaranteed Annuity Payout Rider" under "DESCRIPTION OF THE CONTRACT," above.

D.  PREMIUM TAXES

Some states and municipalities impose a premium tax on variable annuity contracts. State premium taxes currently range up to 3.5%. The Company makes a charge for state and municipal premium taxes, when applicable, and deducts the amount paid as a premium tax charge. The current practice of the Company is to deduct the premium tax charge in one of two ways:

    (1) if the premium tax was paid by the Company when payments were received, the premium tax charge is deducted on a pro-rata basis when withdrawals are made, upon surrender of the Contract, or when annuity benefit payments begin (the Company reserves the right instead to deduct the premium tax charge for these contracts at the time the payments are received); or

    (2) the premium tax charge is deducted in total when annuity benefit payments begin.

In no event will a deduction be taken before the Company has incurred a tax liability under applicable state law

If no amount for premium tax was deducted at the time the payment was received, but subsequently tax is determined to be due prior to the Annuity Date, the Company reserves the right to deduct the premium tax from the Contract value at the time such determination is made.

E.  SURRENDER CHARGE

No charge for sales expense is deducted from payments at the time the payments are made. A surrender charge is deducted, however, from the Accumulated Value of the Contract in the case of surrender of and/or withdrawals from the Contract or at the time annuity benefit payments begin, within certain time limits described below.

For purposes of determining the surrender charge, the Accumulated Value is divided into three categories: (1) New Payments -- payments received by the Company during the seven years preceding the date of the surrender; (2) Old Payments -- accumulated payments invested in the Contract for more than seven years; and (3) the amount available under the Withdrawal Without Surrender Charge provision. See "Withdrawal Without Surrender Charge" below. For purposes of determining the amount of any surrender charge, surrenders will be deemed to be taken first from amounts available as a Withdrawal Without Surrender Charge, if any; then from any Old Payments, and then from New Payments. Amounts available as a Withdrawal Without Surrender Charge, followed by Old Payments, may be withdrawn from the Contract at any time without the imposition of a surrender charge. If a withdrawal is attributable all or in part to New Payments, a surrender charge may apply.

CHARGE FOR SURRENDER AND WITHDRAWALS. If a Contract is surrendered, or if New Payments are withdrawn while the Contract is in force and before the Annuity Date, a surrender charge may be imposed. The amount of the charge will depend upon the number of years that any New Payments, to which the withdrawal is attributed have remained credited under the Contract. Amounts withdrawn are deducted first from Old Payments. Then, for the purpose of calculating surrender charges for New Payments, all amounts withdrawn are assumed to be deducted first from the oldest New Payment and then from the next oldest New Payment and so on, until all New Payments have been exhausted pursuant to the first-in-first-out ("FIFO") method of accounting. (See "FEDERAL TAX CONSIDERATIONS" for a discussion of how withdrawals are treated for income tax purposes.)

The Surrender Charge is as follows:

       YEARS FROM DATE             CHARGE AS PERCENTAGE OF
          OF PAYMENT                NEW PAYMENTS WITHDRAWN
------------------------------  ------------------------------
             0-1                              7%
              2                               6%
              3                               5%
              4                               4%
              5                               3%
              6                               2%
              7                               1%
         More than 7                          0%

The amount withdrawn equals the amount requested by the Owner plus the surrender charge, if any. The charge is applied as a percentage of the New Payments withdrawn, but in no event will the total surrender charge exceed a maximum limit of 7% of total gross New Payments. Such total charge equals the aggregate of all applicable surrender charges for surrender, withdrawals, and annuitization.

REDUCTION OR ELIMINATION OF SURRENDER CHARGE AND ADDITIONAL AMOUNTS
CREDITED. Where permitted by state law, the Company will waive the surrender charge in the event that an Owner (or the Annuitant, if the Owner is not an individual) becomes physically disabled after the issue date of the Contract and before attaining age 65. Under New York Contracts, the disability also must exist for a continuous period of at least four months. The Company may require proof of such disability and continuing disability, including written confirmation of receipt and approval of any claim for Social Security Disability Benefits and reserves the right to obtain an examination by a licensed physician of its choice and at its expense. In addition, except in New York and New Jersey where not permitted by state law, the Company will waive the in the event that an Owner (or the Annuitant, if the Owner is not an individual) is: (1) admitted to a medical care facility and remains confined there until the later of one year after the issue date or 90 consecutive days or (2) first diagnosed by a licensed physician as having a fatal illness after the issue date of the Contract.

For purposes of the above provision, "medical care facility" means any state-licensed facility or, in a state that does not require licensing, a facility that is operating pursuant to state law, providing medically necessary inpatient care which is prescribed in writing by a licensed "physician" and based on physical limitations which prohibit daily living in a non-institutional setting; "fatal illness" means a condition diagnosed by a licensed "physician" which is expected to result in death within two years of the diagnosis; and "physician" means a person other than the Owner, Annuitant or a member of one of their families who is state licensed to give medical care or treatment and is acting within the scope of that license.

Where surrender charges have been waived under any of the situations discussed above, no additional payments under the Contract will be accepted, unless required by state law.

In addition, where permitted by state law, the Company may reduce or waive surrender charges and/or credit additional amounts on Contracts issued where either the Owner or the Annuitant on the issue date is within the following class of individuals ("eligible persons"): employees and registered representatives of any broker-dealer which has entered into a Sales Agreement with the Company to sell the Contract; employees of the Company, its subsidiaries and affiliates; officers, directors, trustees and employees of any of the Funds, investment managers or sub-advisers; and the spouses, children and other legal dependants (under age 21) of such eligible persons.

In addition, from time to time the Company may reduce the amount of the surrender charge, the period during which it applies, or both, and/or credit additional amounts on the Contract when the Contract is sold to individuals or groups of individuals in a manner that reduces sales expenses. The Company will consider (1) the size and type of group; (2) the total amount of payments to be received and the manner in which payments are remitted; (3) the purpose for which the Contract is being purchased and whether that purpose makes it likely that costs and expenses will be reduced; (4) other transactions where sales expenses are likely to be reduced; or (5) the level of commissions paid to selling broker-dealers or certain financial institutions with respect to contracts within the same group or class (for example, broker-dealers who offer the Contract in connection with financial planning services offered on a fee-for-service basis). Finally, if permitted under state law, surrender charges may be waived under Section 403(b) Contracts where the amount withdrawn is being contributed to a life insurance policy issued by the Company as part of the individual's Section 403(b) plan. Any reduction or elimination in the amount or duration of the surrender charge will not discriminate unfairly among Owners. The Company will not make any changes to this charge where prohibited by law.

Pursuant to Section 11 of the 1940 Act and Rule 11a-2 thereunder, the surrender charge is modified to effect certain exchanges of existing contracts issued by the Company for this Contract. See "Exchange Offer" in the SAI.

WITHDRAWAL WITHOUT SURRENDER CHARGE. In each calendar year, the Company will waive the surrender charge, if any, on an amount ("Withdrawal Without Surrender Charge") equal to the greatest of (1), (2) or (3):

Where:  (1)  is:  The Accumulated Value as of the Valuation Date coincident with or next following the date of receipt of the request for withdrawal, reduced by total gross payments not previously withdrawn ("Cumulative Earnings")

Where:  (2)  is:  15% of the Accumulated Value as of the Valuation Date
                  coincident with or next following the date of receipt of the request for withdrawal, reduced by the total amount of any prior withdrawals made in the same calendar year to which no surrender charge was applied.

Where:  (3)  is:  The amount calculated under the Company's life expectancy distribution (see "Life Expectancy Distributions" above) whether or not the withdrawal was part of such distribution (applies only if the Annuitant is also an Owner).

For example, an 81-year-old Owner/Annuitant with an Accumulated Value of $15,000, of which $1,000 is Cumulative Earnings, would have a Withdrawal Without Surrender Charge of $2,250, which is equal to the greatest of:

    (1) Cumulative Earnings ($1,000);

    (2) 15% of Accumulated Value ($2,250); or

    (3) LED of 10.2% of Accumulated Value ($1,530).

The Withdrawal Without Surrender Charge will first be deducted from Cumulative Earnings. If the Withdrawal Without Surrender Charge exceeds Cumulative Earnings, the excess amount will be deemed withdrawn from payments not previously withdrawn on a last-in-first-out ("LIFO") basis. If more than one withdrawal is made during the year, on each subsequent withdrawal the Company will waive the surrender charge, if any, until the entire Withdrawal Without Surrender Charge amount has been withdrawn. Amounts withdrawn from a Guarantee Period Account prior to the end of the applicable Guarantee Period will be subject to a Market Value Adjustment.

SURRENDERS. In the case of a complete surrender, the amount received by the Owner is equal to the entire Accumulated Value under the Contract, net of the applicable surrender charge on New Payments, the Contract fee and any applicable tax withholding, and adjusted for any applicable Market Value Adjustment. Subject to the same rules applicable to withdrawals, the Company will not assess a surrender charge on an amount equal to the greater of the Withdrawal Without Surrender Charge amount, described above, or the life expectancy distribution, if applicable.

Where an Owner who is a trustee under a pension plan surrenders, in whole or in part, the Contract on a terminating employee, the trustee will be permitted to reallocate all or a part of the total Accumulated Value under the Contract to other Contracts issued by the Company and owned by the trustee, with no deduction for any otherwise applicable surrender charge. Any such reallocation will be at the unit values for the Sub-Accounts as of the Valuation Date on which a written, signed request is received at the Principal Office.

For further information on surrender and withdrawal, including minimum limits on amount withdrawn and amounts remaining under the Contract in the case of withdrawal, and important tax considerations, see "E. Surrender" and "F. Withdrawals" under "DESCRIPTION OF CONTRACT," and see "FEDERAL TAX CONSIDERATIONS."

CHARGE AT THE TIME ANNUITY BENEFIT PAYMENTS BEGIN. If the Owner chooses a commutable period certain option or a noncommutable period certain option for less than ten years (less than six years under New York contracts) , a surrender charge will be deducted from the Accumulated Value of the Contract if the Annuity Date occurs at any time when a surrender charge would still apply had the Contract been surrendered on the Annuity Date.

No surrender charge is imposed at the time of annuitization in any Contract year under an option involving a life contingency or for any noncommutable period certain option for ten years or more (six or more years under New York contracts). A Market Value Adjustment, however, may apply. See "GUARANTEE PERIOD ACCOUNTS."

If an owner of a fixed annuity contract issued by the Company wishes to elect a variable annuity option, the Company may permit such owner to exchange, at the time of annuitization, the fixed contract for the Contract offered in this Prospectus. The proceeds of the fixed contract, minus any surrender charge applicable under the fixed contract if a period certain option is chosen, will be applied towards the variable annuity option desired by the Owner. The number of Annuity Units under the option will be calculated using the Annuity Unit values as of the 15th of the month preceding the Annuity Date.

F.  TRANSFER CHARGE

The Company currently makes no charge for processing transfers. The Company guarantees that the first 12 transfers in a Contract year will be free of transfer charge, but reserves the right to assess a charge, guaranteed never to exceed $25, for each subsequent transfer in a Contract year to reimburse it for the expense of processing transfers. For more information, see "D. Transfer Privilege."

                           GUARANTEE PERIOD ACCOUNTS

Due to certain exemptive and exclusionary provisions in the securities laws, interests in the Guarantee Period Accounts and the Company's Fixed Account are not registered as an investment company under the provisions of the 1933 Act or the 1940 Act. Accordingly, the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Guarantee Period Accounts or the Fixed Account. Nevertheless, disclosures regarding the Guarantee Period Accounts and the Fixed Account of this Contract or any benefits offered under these accounts may be subject to the provisions of the 1933 Act relating to the accuracy and completeness of statements made in this Prospectus.


INVESTMENT OPTIONS. In most jurisdictions, Guarantee Periods ranging from three through ten years may be available under the Contract. Each Guarantee Period Account established for the Owner is accounted for separately in a non-unitized segregated account, except in California where it is accounted for in the Company's General Account. Each Guarantee Period Account provides for the accumulation of interest at a Guaranteed Interest Rate. The Guaranteed Interest Rate on amounts allocated or transferred to a Guarantee Period Account is determined from time to time by the Company in accordance with market conditions. Once an interest rate is in effect for a Guarantee Period Account, however, the Company may not change it during the duration of the Guarantee Period. In no event will the Guaranteed Interest Rate be less than 3%.


To the extent permitted by law, the Company reserves the right at any time to offer Guarantee Periods with durations that differ from those which were available when the Contract initially was issued and to stop accepting new allocations, transfers or renewals to a particular Guarantee Period.

Owners may allocate net payments or make transfers from any of the Sub-Accounts, the Fixed Account or an existing Guarantee Period Account to establish a new Guarantee Period Account at any time prior to the Annuity Date. (In Oregon and Massachusetts, payments and transfers to the Fixed Account are subject to certain restrictions. See APPENDIX A.) Transfers from a Guarantee Period Account on any date other than on the day following the expiration of that Guarantee Period will be subject to a Market Value Adjustment. The Company establishes a separate investment account each time the Owner allocates or transfers amounts to a Guarantee Period Account except that amounts allocated to the same Guarantee Period on the same day will be treated as one Guarantee Period Account. The minimum that may be allocated to establish a Guarantee Period Account is $1,000. If less than $1,000 is allocated, the Company reserves the right to apply that amount to the Money Market Fund. The Owner may allocate amounts to any of the Guarantee Periods available.

At least 45 days, but not more than 75 days, prior to the end of a Guarantee Period, the Company will notify the Owner in writing of the expiration of that Guarantee Period. At the end of a Guarantee Period the Owner may transfer amounts to the Sub-Accounts, the Fixed Account or establish a new Guarantee Period Account of any duration then offered by the Company without a Market Value Adjustment. If reallocation instructions are not received at the Principal Office before the end of a Guarantee Period, the account value will be automatically applied to a new Guarantee Period Account with the same duration unless (1) less than $1,000 would remain in the Guarantee Period Account on the expiration date; or (2) the Guarantee Period would extend beyond the Annuity Date or is no longer available. In such cases, the Guarantee Period Account value will be transferred to the Money Market Fund. Where amounts have been automatically renewed into a new Guarantee Period, it is the Company's current practice to give the Owner an additional 30 days to transfer out of the Guarantee Period Account without application of a Market Value Adjustment. This practice may be discontinued or changed at the Company's discretion. Under Contracts issued in New York, the Company will transfer monies out of the Guarantee Period Account without application of a Market Value Adjustment if the Owner's request is received within ten days of the renewal date.

MARKET VALUE ADJUSTMENT. No Market Value Adjustment will be applied to transfers, withdrawals, or a surrender from a Guarantee Period Account on the expiration of its Guarantee Period. In addition, no negative Market Value Adjustment will be applied to a death benefit although a positive Market Value Adjustment, if any, will be applied to increase the value of the death benefit when based on the Contract's Accumulated

Value. See "Death Benefit." All other transfers, withdrawals, or a surrender prior to the end of a Guarantee Period will be subject to a Market Value Adjustment, which may increase or decrease the account value. Amounts applied under an annuity option are treated as withdrawals when calculating the Market Value Adjustment. The Market Value Adjustment will be determined by multiplying the amount taken from each Guarantee Period Account before deduction of any Surrender Charge by the market value factor. The market value factor for each Guarantee Period Account is equal to:

                            [(1+i)/(1+j)](n/365) - 1

where:  i  is the Guaranteed Interest Rate expressed as a decimal (for example:
           3% = 0.03) being credited to the current Guarantee Period;

        j is the new Guaranteed Interest Rate, expressed as a decimal, for a Guarantee Period with a duration equal to the number of years remaining in the current Guarantee Period, rounded to the next higher number of whole years. If that rate is not available, the Company will use a suitable rate or index allowed by the Department of Insurance; and

        n is the number of days remaining from the effective Valuation Date to the end of the current Guarantee Period.

Based on the application of this formula, the value of a Guarantee Period Account will increase after the Market Value Adjustment is applied if the then current market rates are lower than the rate being credited to the Guarantee Period Account. Similarly, the value of a Guarantee Period Account will decrease after the Market Value Adjustment is applied if the then current market rates are higher than the rate being credited to the Guarantee Period Account. The Market Value Adjustment is limited, however, so that even if the account value is decreased after application of a Market Value Adjustment, it will equal or exceed the Owner's principal plus 3% earnings per year less applicable Contract fees. Conversely, if the then current market rates are lower and the account value is increased after the Market Value Adjustment is applied, the increase in value also is affected by the minimum guaranteed rate of 3% such that the amount that will be added to the Guarantee Period Account is limited to the difference between the amount earned and the 3% minimum guaranteed earnings. For examples of how the Market Value Adjustment works, see APPENDIX B, "SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT."

PROGRAM TO PROTECT PRINCIPAL AND PROVIDE GROWTH POTENTIAL. Under this feature, the Owner elects a Guarantee Period and one or more Sub-Accounts. The Company will then compute the proportion of the initial payment that must be allocated to the Guarantee Period selected, assuming no transfers or withdrawals (including withdrawals made as part of a pro-rata deduction for charges under a Minimum Guaranteed Annuity Payout Rider purchased or repurchased after issue), in order to ensure that on the last day of the Guarantee Period, the value in the Guarantee Period Account will equal the amount of the entire initial payment. The required amount then will be allocated to the preselected Guarantee Period Account and the remaining balance to the other investment options selected by the Owner in accordance with the procedures described in "A. Payments."

WITHDRAWALS. Prior to the Annuity Date, the Owner may make withdrawals of amounts held in the Guarantee Period Accounts. Withdrawals from these accounts will be made in the same manner and be subject to the same rules as set forth under "E. Surrender" and "F. Withdrawals." In addition, the following provisions also apply to withdrawals from a Guarantee Period Account: (1) a Market Value Adjustment will apply to all withdrawals, including Withdrawals Without Surrender Charge, unless made at the end of the Guarantee Period; and (2) the Company reserves the right to defer payments of amounts withdrawn from a Guarantee Period Account for up to six months from the date it receives the withdrawal request. If deferred for 30 days or more, the Company will pay interest on the amount deferred at a rate of at least 3%.

In the event that a Market Value Adjustment applies to a withdrawal of a portion of the value of a Guarantee Period Account, it will be calculated on the amount requested and deducted or added to the amount remaining in the Guarantee Period Account. If the entire amount in a Guarantee Period Account is requested, the adjustment will be made to the amount payable. If a surrender charge applies to the withdrawal, it will be calculated as set forth under "D. Surrender Charge" after application of the Market Value Adjustment.

                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of a Contract, on withdrawals or surrenders, on annuity benefit payments, and on the economic benefit to the Owner, Annuitant, or beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of current federal income tax laws as they are interpreted as of the date of this Prospectus. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS. In addition, this discussion does not address state or local tax consequences that may be associated with this Contract.

IT SHOULD BE RECOGNIZED THAT THE FOLLOWING DISCUSSION OF FEDERAL INCOME TAX ASPECTS OF AMOUNTS RECEIVED UNDER VARIABLE ANNUITY CONTRACTS IS NOT EXHAUSTIVE, DOES NOT PURPORT TO COVER ALL SITUATIONS, AND IS NOT INTENDED AS TAX ADVICE. A QUALIFIED TAX ADVISER ALWAYS SHOULD BE CONSULTED WITH REGARD TO THE APPLICATION OF LAW TO INDIVIDUAL CIRCUMSTANCES.

The Company intends to make a charge for any effect which the income, assets, or existence of the Contract, the Variable Account or the Sub-Accounts may have upon its tax. The Variable Account presently is not subject to tax, but the Company reserves the right to assess a charge for taxes should the Variable Account at any time become subject to tax. Any charge for taxes will be assessed on a fair and equitable basis in order to preserve equity among classes of Owners and with respect to each separate account as though that separate account were a separate taxable entity.

The Variable Account is considered a part of and taxed with the operations of the Company. The Company is taxed as a life insurance company under Subchapter L of the Internal Revenue Code (the "Code"). The Company files a consolidated tax return with its affiliates.

The IRS has issued regulations relating to the diversification requirements for variable annuity and variable life insurance contracts under Section 817(h) of the Code. The regulations prescribed by the Treasury Department provide that the investments of a segregated asset account underlying a variable annuity contract are adequately diversified if no more than 55% of the value of its assets is represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. Under this section of the Code, if the investments are not adequately diversified, the Contract will not be treated as an annuity contract, and therefore the income on the Contract, for any taxable year of the Owner, would be treated as ordinary income received or accrued by the Owner. It is anticipated that the Portfolios of the Fund in this Contract will comply with the current diversification requirements. In the event that future IRS regulations and/or rulings would require Contract modifications in order to remain in compliance with the diversification standards, the Company will make reasonable efforts to comply, and it reserves the right to make such changes as it deems appropriate for that purpose.

In addition, traditionally in order for a variable annuity contract to qualify for tax deferral, the Company, and not the variable contract owner, must be considered to be the owner for tax purposes of the assets in the segregated asset account underlying the variable annuity contract. In certain circumstances, however, variable annuity contract owners may now be considered the owners of these assets for federal income tax purposes. Specifically, the IRS has stated in published rulings that a variable annuity contract owner may be considered the owner of segregated account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning investment diversification, that those regulations do not provide guidance governing the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company, to be treated as the owner of the assets in the account. This announcement also states that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued. The Company therefore additionally reserves the right to modify the Contract as necessary in order to attempt to prevent a contract owner from being considered the owner of a pro rata share of the assets of the segregated asset account underlying the variable annuity contracts.

A.  QUALIFIED AND NON-QUALIFIED CONTRACTS

From a federal tax viewpoint there are two types of variable annuity contracts:
"qualified" contracts and "non-qualified" contracts. A qualified contract is one that is purchased in connection with a retirement plan which meets the requirements of Sections 401, 403, or 408 of the Code, while a non-qualified contract is one that is not purchased in connection with one of the indicated retirement plans. The tax treatment for certain withdrawals or surrenders will vary, depending on whether they are made from a qualified contract or a non-qualified contract. For more information on the tax provisions applicable to qualified contracts, see "D. Provisions Applicable to Qualified Employer Plans" below.

B.  TAXATION OF THE CONTRACTS IN GENERAL

The Company believes that the Contract described in this Prospectus will, with certain exceptions (see "Nonnatural Owners" below), be considered an annuity contract under Section 72 of the Code. Please note, however, if the Owner chooses an Annuity Date beyond the Owner's 85th birthday, it is possible that the Contract may not be considered an annuity for tax purposes, and therefore, the Owner will be taxed on the annual increase in Accumulated Value. The Owner should consult tax and financial advisors for more information. This section governs the taxation of annuities. The following discussion concerns annuities subject to Section 72.

WITHDRAWALS PRIOR TO ANNUITIZATION. With certain exceptions, any increase in the Contract's Accumulated Value is not taxable to the Owner until it is withdrawn from the Contract. If the Contract is surrendered or amounts are withdrawn prior to the Annuity Date, any withdrawal of investment gain in value over the cost basis of the Contract will be taxed as ordinary income. Under the current provisions of the Code, amounts received under an annuity contract prior to annuitization (including payments made upon the death of the annuitant or owner), generally are first attributable to any investment gains credited to the contract over the taxpayer's "investment in the contract." Such amounts will be treated as gross income subject to federal income taxation. "Investment in the Contract" is the total of all payments to the Contract which were not excluded from the Owner's gross income less any amounts previously withdrawn which were not included in income. Section 72(e)(11)(A)(ii) requires that all non-qualified deferred annuity contracts issued by the same insurance company to the same owner during a single calendar year be treated as one contract in determining taxable distributions.

ANNUITY PAYOUTS AFTER ANNUITIZATION. When annuity benefit payments are commenced under the Contract, generally a portion of each payment may be excluded from gross income. The excludable portion generally is determined by a formula that establishes the ratio that the cost basis of the Contract bears to the expected return under the Contract. The portion of the payment in excess of this excludable amount is taxable as ordinary income. Once all cost basis in the Contract is recovered, the entire payment is taxable. If the annuitant dies before the cost basis is recovered, a deduction for the difference is allowed on the annuitant's final tax return.

PENALTY ON DISTRIBUTION. A 10% penalty tax may be imposed on the withdrawal of investment gains if the withdrawal is made prior to age 59 1/2. The penalty tax will not be imposed on withdrawals taken on or after age 59 1/2, or if the withdrawal follows the death of the Owner (or, if the Owner is not an individual, the death of the primary Annuitant, as defined in the Code) or, in the case of the Owner's "total disability" (as defined in the Code). Furthermore, under Section 72 of the Code, this penalty tax will not be imposed, irrespective of age, if the amount received is one of a series of "substantially equal" periodic payments made at least annually for the life or life expectancy of the payee. This requirement is met when the Owner elects to have distributions made over the Owner's life expectancy, or over the joint life expectancy of the Owner and beneficiary. The requirement that the amount be paid out as one of a series of "substantially equal" periodic payments is met when the number of units withdrawn to make each distribution is substantially the same. Any modification, other than by reason of death or disability, of distributions which are part of a series of substantially equal periodic payments that occurs before the Owner's age 59 1/2 or five years, will subject the Owner to the 10% penalty tax on the prior distributions.

In a Private Letter Ruling, the IRS took the position that where distributions from a variable annuity contract were determined by amortizing the accumulated value of the contract over the taxpayer's remaining life expectancy (such as under the Contract's LED option), and the option could be changed or terminated at any time, the distributions failed to qualify as part of a "series of substantially equal payments" within the meaning of Section 72 of the Code. The distributions, therefore, were subject to the 10% federal penalty tax. This Private Letter Ruling may be applicable to an Owner who receives distributions under any LED-type option prior to age 59 1/2. Subsequent Private Letter Rulings, however, have treated LED-type withdrawal programs as effectively avoiding the 10% penalty tax. The position of the IRS on this issue is unclear.

ASSIGNMENTS OR TRANSFERS. If the Owner transfers (assigns) the Contract to another individual as a gift prior to the Annuity Date, the Code provides that the Owner will incur taxable income at the time of the transfer. An exception is provided for certain transfers between spouses. The amount of taxable income upon such taxable transfer is equal to any investment gain in value over the Owner's cost basis at the time of the transfer. The transfer also is subject to federal gift tax provisions. Where the Owner and Annuitant are different persons, the change of ownership of the Contract to the Annuitant on the Annuity Date, as required under the Contract, is a gift and will be taxable to the Owner as such; however, the Owner will not incur taxable income. Instead, the Annuitant will incur taxable income upon receipt of annuity benefit payments as discussed above.

NONNATURAL OWNERS. As a general rule, deferred annuity contracts owned by "nonnatural persons" (e.g., a corporation) are not treated as annuity contracts for federal tax purposes, and the investment income attributable to contributions made after February 28, 1986 is taxed as ordinary income that is received or accrued by the owner during the taxable year. This rule does not apply to annuity contracts purchased with a single payment when the annuity date is no later than a year from the issue date or to deferred annuities owned by qualified employer plans, estates, employers with respect to a terminated pension plan, and entities other than employers, such as a trust, holding an annuity as an agent for a natural person. This exception, however, will not apply in cases of any employer who is the owner of an annuity contract under a non-qualified deferred compensation plan.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS. Under Section 457 of the Code, deferred compensation plans established by governmental and certain other tax-exempt employers for their employees may invest in annuity contracts. Contributions and investment earnings are not taxable to employees until distributed. With respect to payments made after February 28, 1986, however, a contract owned by a state or local government or a tax-exempt organization will not be treated as an annuity under
Section 72. In addition, plan assets are treated as property of the employer, and are subject to the claims of the employer's general creditors.

C.  TAX WITHHOLDING

The Code requires withholding with respect to payments or distributions from non-qualified contracts and IRAs, unless a taxpayer elects not to have withholding. A 20% withholding requirement applies to distributions from most other qualified contracts. In addition, the Code requires reporting to the IRS of the amount of income received with respect to payment or distributions from annuities.

The tax treatment of certain withdrawals or surrenders of the non-qualified Contracts offered by this Prospectus will vary according to whether or not the amount withdrawn or surrendered is allocable to an investment in the Contract made before or after certain dates.

D.  PROVISIONS APPLICABLE TO QUALIFIED EMPLOYER PLANS

The tax rules applicable to qualified retirement plans, as defined by the Code, are complex and vary according to the type of plan. Benefits under a qualified plan may be subject to that plan's terms and conditions irrespective of the terms and conditions of any annuity contract used to fund such benefits. As such, the following is simply a general description of various types of qualified plans that may use the Contract. Before purchasing any annuity contract for use in funding a qualified plan, more specific information should be obtained.

A qualified Contract may include special provisions (endorsements) changing or restricting rights and benefits otherwise available to an Owner of a non-qualified Contract. Individuals purchasing a qualified Contract should review carefully any such changes or limitations which may include restrictions to ownership, transferability, assignability, contributions, and distributions.

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT SHARING PLANS. Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, permits Self-Employed individuals to establish similar plans for themselves and their employees. Employers intending to use qualified Contracts in connection with such plans should seek competent advice as to the suitability of the Contract to their specific needs and as to applicable Code limitations and tax consequences.

The Company can provide prototype plans for certain pension or profit sharing plans for review by the plan's legal counsel. For information, ask your financial representative.

INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity ("IRA"). Note: this term covers all IRAs permitted under Section 408(b) of the Code, including Roth IRAs. IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from other types of retirement plans may be "rolled over," on a tax-deferred basis, to an IRA. Purchasers of an IRA Contract will be provided with supplementary information as may be required by the IRS or other appropriate agency, and will have the right to cancel the Contract as described in this Prospectus. See "B. Right to Cancel Individual Retirement Annuities."

Eligible employers that meet specified criteria may establish simplified employee pension plans (SEP-IRAs) or SIMPLE IRA plans for their employees using the employees IRAs. Employer contributions that may be made to such plans are larger than the amounts that may be contributed to regular IRAs and may be deductible to the employer.

TAX-SHELTERED ANNUITIES ("TSAS"). Under the provisions of Section 403(b) of the Code, payments made to annuity contracts purchased for employees under annuity plans adopted by public school systems and certain organizations which are tax exempt under Section 501(c)(3) of the Code are excludable from the gross income of such employees to the extent that total annual payments do not exceed the maximum contribution permitted under the Code. Purchasers of TSA Contracts should seek competent advice as to eligibility, limitations on permissible payments and other tax consequences associated with the Contracts.

Withdrawals or other distributions attributable to salary reduction contributions (including earnings thereon) made to a TSA contract after December 31, 1988, may not begin before the employee attains age 59 1/2, separates from service, dies or becomes disabled. In the case of hardship, an Owner may withdraw amounts contributed by salary reduction, but not the earnings on such amounts. Even though a distribution may be permitted under these rules (e.g., for hardship or after separation from service), it may be subject to a 10% penalty tax as a premature distribution, in addition to income tax.

TEXAS OPTIONAL RETIREMENT PROGRAM. Distributions under a TSA Contract issued to participants in the Texas Optional Retirement Program may not be received except in the case of the participant's death, retirement or termination of employment in the Texas public institutions of higher education. These additional restrictions are imposed under the Texas Government Code and a prior opinion of the Texas Attorney General.

                             STATEMENTS AND REPORTS

The Owner is sent a report semi-annually which provides certain financial information about the Funds. At least annually, but possibly as frequent as quarterly, the Company will furnish a statement to the Owner containing information about his or her Contract, including Accumulation Unit Values and other information as required by applicable law, rules and regulations . The Company will also send a confirmation statement to Owners each time a transaction is made affecting the Contract Value. (Certain transactions made under recurring payment plans such as Dollar Cost Averaging may in the future be confirmed quarterly rather than by immediate confirmations.) The Owner should review the information in all statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Contract. The Company will assume that all transactions are accurately reported on confirmation statements and quarterly/ annual statements unless the Owner notifies the Principal Office in writing within 30 days after receipt of the statement.

                        LOANS (QUALIFIED CONTRACTS ONLY)

Loaned amounts will first be withdrawn from Sub-Account and Fixed Account values on a pro-rata basis until exhausted. Thereafter, any additional amounts will be withdrawn from the Guarantee Period Accounts (pro-rata by duration and LIFO (last-in, first-out) within each duration), subject to any applicable Market Value Adjustments. The maximum loan amount will be determined under the Company's maximum loan formula. The minimum loan amount is $1,000. Loans will be secured by a security interest in the Contract and the amount borrowed will be transferred to a loan asset account within the Company's General Account, where it will accrue interest at a specified rate below the then-current loan rate. Generally, loans must be repaid within five years or less, and repayments must be made quarterly and in substantially equal amounts. Repayments will be allocated pro rata in accordance with the most recent payment allocation, except that any allocations to a Guarantee Period Account will instead be allocated to the Money Market Fund.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Fund are no longer available for investment or if in the Company's judgment further investment in any Fund should become inappropriate in view of the purposes of the Variable Account or the affected Sub-Account, the Company may redeem the shares of that Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Contract interest in a Sub-Account without notice to the Owner and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The Variable Account may, to the extent permitted by law, purchase other securities for other contracts or permit a conversion between contracts upon request by the Owner.

The Company also reserves the right to establish additional sub-accounts of the Variable Account, each of which would invest in shares corresponding to a new fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new sub-accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new sub-accounts may be made available to existing Owners on a basis to be determined by the Company.

Shares of the Funds also are issued to variable accounts of the Company and its affiliates which issue variable life contracts ("mixed funding"). Shares of the Funds are also issued to other unaffiliated insurance companies ("shared funding"). Shares of the Funds may be offered to certain qualified retirement plans. It is conceivable that in the future such mixed funding, shared funding or sales to qualified plans may be disadvantageous for variable life owners, variable annuity owners or plan participants. Although the Company and the Trustees of the Underlying Funds do not currently foresee any such disadvantages to variable life insurance owners, variable annuity owners or plan participants, the Company and the respective Trustees intend to monitor events in order to identify any material conflicts and to determine what action, if any, should be taken in response thereto. If the Trustees were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the Company may be required to bear the attendant expenses.

If any of these substitutions or changes are made, the Company may, by appropriate endorsement, change the Contract to reflect the substitution or change and will notify Owners of all such changes. If the Company deems it to be in the best interest of Owners, and subject to any approvals that may be required under applicable law, the Variable Account or any Sub-Accounts may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration is no longer required, or may be combined with other Sub-Accounts or other separate accounts of the Company.

The Company reserves the right, subject to compliance with applicable law, to
(1) transfer assets from the Variable Account or Sub-Accounts to another of the Company's separate accounts or sub-accounts having assets of the same class, (2) to operate the Variable Account or any Sub-Account as a management investment company under the 1940 Act or in any other form permitted by law, (3) to deregister the Variable Account under the 1940 Act in accordance with the requirements of the 1940 Act, (4) to substitute the shares of any other registered investment company for the Fund shares held by a Sub-Account, in the event that Fund shares are unavailable for investment, or if the Company determines that further investment in such Fund shares is inappropriate in view of the purpose of the Sub-Account, (5) to change the methodology for determining the net investment factor, and (6) to change the names of the Variable Account or of the Sub-Accounts. In no event will the changes described above be made without notice to Owners in accordance with the 1940 Act.

                   CHANGES TO COMPLY WITH LAW AND AMENDMENTS

The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered, and to make any change to provisions of the Contract to comply with, or give the Owners the benefit of, any federal or state statute, rule or regulations, including but not limited to requirements for annuity contracts and retirement plans under the Code and pertinent regulations or any state statute or regulation. Any such changes will apply uniformly to all Contracts that are affected. You will be given written notice of such changes.

                                 VOTING RIGHTS

The Company will vote Fund shares held by each Sub-Account in accordance with instructions received from Owners and, after the Annuity Date, from the Annuitants. Each person having a voting interest in a Sub-Account will be provided with proxy materials of the Fund together with a form with which to give voting instructions to the Company. Shares for which no timely instructions are received will be voted in proportion to the instructions which are received. The Company also will vote shares in a Sub-Account that it owns and which are not attributable to contracts in the same proportion. If the 1940 Act or any rules thereunder should be amended or if the present interpretation of the 1940 Act or such rules should change, and as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Contract, the Company reserves the right to do so.

The number of votes which an Owner or Annuitant may cast will be determined by the Company as of the record date established by the Fund. During the accumulation phase, the number of Fund shares attributable to each Owner will be determined by dividing the dollar value of the Accumulation Units of the Sub-Account credited to the contract by the net asset value of one Fund share. During the annuity payout phase, the number of Fund shares attributable to each Annuitant will be determined by dividing the reserve held in each Sub-Account for the Annuitant's variable annuity by the net asset value of one Fund share. Ordinarily, the Annuitant's voting interest in the Fund will decrease as the reserve for the variable annuity is depleted.

                                  DISTRIBUTION

The Contract offered by this Prospectus may be purchased from certain independent broker-dealers which are registered under the Securities Exchange Act of 1934 and members of the National Association of Securities Dealers, Inc. ("NASD"). The Contract also is offered through Allmerica Investments, Inc., which is the principal underwriter and distributor of the Contract. Allmerica Investments, Inc., 440 Lincoln Street, Worcester, MA 01653, is a registered broker-dealer, member of the NASD, and an indirect wholly owned subsidiary of First Allmerica.

The Company pays commissions, not to exceed 6.5% of payments, to broker-dealers which sell the Contract. Alternative commission schedules are available with lower initial commission amounts based on payments, plus ongoing annual compensation of up to 1% of Contract value. To the extent permitted by NASD rules, promotional incentives or payments may also be provided to such broker-dealers based on sales volumes, the assumption of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the Contract, including the recruitment and training of personnel, production of promotional literature, and similar services.

The Company intends to recoup commissions and other sales expenses through a combination of anticipated surrender charges and profits from the Company's General Account, which may include amounts derived from mortality and expense risk charges. Commissions paid on the Contract, including additional incentives or payments, do not result in any additional charge to Owners or to the Variable Account. Any surrender charges assessed on the Contract will be retained by the Company.

Owners may direct any inquiries to their financial representative or to Allmerica Investments, Inc., 440 Lincoln Street, Worcester, MA 01653, telephone 1-800-917-1909.

                         SERVICE AND DISTRIBUTION FEES

The Company receives fees from the investment advisers or other service providers of certain Underlying Funds in return for providing certain services to Owners. Currently, the Company receives service fees with respect to the AIM V.I. Value Fund at an annual rate equal to 0.15% of total average quarterly net assets less than $100 million and 0.20% of total average quarterly net assets of $100 million or more, the Company receives service fees with respect to the PBHG Select 20 Portfolio at an annual rate not to exceed 0.20% of the average daily net asset value of the shares of the portfolio held by the Variable Account. With respect to the Lazard Retirement International Equity Portfolio, the Company receives service fees at an annual rate of 0.25% of the average daily net asset value of the shares of the portfolio held by the Variable Account. The Company receives service fees with respect to the Oppenheimer Aggressive Growth Fund and the Oppenheimer Growth & Income Fund at an annual rate of 0.20% of average net asset value of the shares of the funds held by the Variable Account. The Company also receives service fees with respect to the MFS Emerging Growth Series and the MFS Growth With Income Series at an annual rate not to exceed 0.20% of the net asset value of the MFS Trust attributable to contracts offered by the Company. The Company may in the future render services for which it will receive compensation from the investment advisers or other service providers of other Underlying Funds.

Currently, the Company also receives a 12b-1 fee from Lazard of 0.25% as reimbursement for certain administrative and distribution support services provided to the Lazard Retirement International Equity Portfolio.

                                 LEGAL MATTERS

There are no legal proceedings pending to which the Variable Account is a party, or to which the assets of the Variable Account are subject. The Company and the Principal Underwriter are not involved in any litigation that is of material importance in relation to their total assets or that relates to the Variable Account.

                              YEAR 2000 COMPLIANCE

The Year 2000 issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities.

Based on a third party assessment, the Company determined that significant portions of its software required modification or replacement to enable its computer systems to properly process dates beyond December 31, 1999. The Company is presently completing the process of modifying or replacing existing software and believes that this action will resolve the Year 2000 issue. However, if such modifications and conversions are not made, or are not completed timely, or should there be serious unanticipated interruptions from unknown sources, the Year 2000 issue could have a material adverse impact on the operations of the Company. Specifically, the Company could experience, among other things, an interruption in its ability to collect and process premiums, process claim payments, safeguard and manage its invested assets, accurately maintain policyholder information, accurately maintain accounting records, and perform customer service. Any of these specific events, depending on duration, could have a material adverse impact on the results of operations and the financial position of the Company.

The Company has initiated formal communications with all of its suppliers to determine the extent to which the Company is vulnerable to those third parties' failure to remediate their own Year 2000 issue. The Company's total Year 2000 project cost and estimates to complete the project include the estimated costs and time associated with the Company's involvement on a third party's Year 2000 issue, and are based on presently available information. However, there can be no guarantee that the systems of other companies on which the Company's systems rely will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with the Company's systems, would not have material adverse effect on the Company. The Company does not believe that it has material exposure to contingencies related to the Year 2000 issue for the products it has sold. Although the Company does not believe that there is a material contingency associated with the Year 2000 project, there can be no assurance that exposure for material contingencies will not arise.

The cost of the Year 2000 project will be expensed as incurred and is being funded primarily through a reallocation of resources from discretionary projects and a reduction in systems maintenance and support costs. Therefore, the Year 2000 project is not expected to result in any significant incremental technology cost and is not expected to have a material effect on the results of operations. The Company and its affiliates have incurred and expensed approximately $54 million related to the assessment, plan development and substantial completion of the Year 2000 project, through December 31, 1998. The total remaining cost of the project is estimated between $20-30 million.

                              FURTHER INFORMATION

A Registration Statement under the 1933 Act relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted in this Prospectus pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees.

                                   APPENDIX A
                    MORE INFORMATION ABOUT THE FIXED ACCOUNT

Because of exemption and exclusionary provisions in the securities laws, interests in the Fixed Account are not generally subject to regulation under the provisions of the Securities Act of 1933 or the Investment Company Act of 1940. Disclosures regarding the fixed portion of the annuity contract and the Fixed Account may be subject to the provisions of the Securities Act of 1933 concerning the accuracy and completeness of statements made in the Prospectus. The disclosures in this APPENDIX A have not been reviewed by the SEC.

The Fixed Account is part of the Company's General Account and is made up of all of the general assets of the Company other than those allocated to the separate account. Allocations to the Fixed Account become part of the assets of the Company and are used to support insurance and annuity obligations. A portion or all of net payments may be allocated to accumulate at a fixed rate of interest in the Fixed Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. Under the Contract, the minimum interest which may be credited on amounts allocated to the Fixed Account is 3% compounded annually. Additional "Excess Interest" may or may not be credited at the sole discretion of the Company.

If the Contract is surrendered, or if an amount in excess of the Withdrawal Without Surrender Charge is withdrawn, while the Contract is in force and before the Annuity Date, a surrender charge is imposed if such event occurs before the payments attributable to the surrender or withdrawal have been credited to the Contract at least seven full contract years.

In Massachusetts, payments and transfers to the Fixed Account are subject to the following restrictions:

        If a Contract is issued prior to the Annuitant's 60th birthday, allocations to the Fixed Account will be permitted until the Annuitant's 61st birthday. On and after the Annuitant's 61st birthday, no additional Fixed Account allocations will be accepted. If a Contract is issued on or after the Annuitant's 60th birthday, up through and including the Annuitant's 81st birthday, Fixed Account allocations will be permitted during the first Contract year. On and after the first Contract anniversary, no additional allocations to the Fixed Account will be permitted. If a Contract is issued after the Annuitant's 81st birthday, no payments to the Fixed Account will be permitted at any time.

If an allocation designated as a Fixed Account allocation is received at the Principal Office during a period when the Fixed Account is not available due to the limitations outlined above, the monies will be allocated to the Money Market Fund.

In Oregon, no payment to the Fixed Account will be permitted if a Contract is issued after the Annuitant's 81st birthday.

To the extent permitted by state law, the Company reserves the right, from time to time, to credit an enhanced interest rate to certain initial and/or subsequent payments ("eligible payments") which are deposited into the Fixed Account under an Automatic Transfer Option (dollar cost averaging election) that uses the Fixed Account as the source account from which automatic transfers are then processed. The following are not considered eligible payments: amounts transferred into the Fixed Account from the Variable Account and/or the Guarantee Period Accounts; amounts already in the Fixed Account at the time an eligible payment is deposited and amounts transferred to the Contract from another annuity contract issued by the Company. The Company reserves the right to extend the period of time that the enhanced rate will apply. For more information, please contact your financial representative or call 1-800-917-1909.

                                   APPENDIX B
               SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT

PART 1: SURRENDER CHARGES

FULL SURRENDER

Assume a Payment of $50,000 is made on the issue date and no additional payments are made. Assume there are no withdrawals and that the Withdrawal Without Surrender Charge is equal to the greater of 15% of the current Accumulated Value or the accumulated earnings in the Contract. The table below presents examples of the surrender charge resulting from a full surrender, based on hypothetical Accumulated Values.

                 HYPOTHETICAL  WITHDRAWAL WITHOUT       SURRENDER
    ACCOUNT      ACCUMULATED    SURRENDER CHARGE         CHARGE        SURRENDER
     YEAR           VALUE            AMOUNT            PERCENTAGE        CHARGE
---------------  ------------  -------------------  -----------------  ----------
           1      $54,000.00       $  8,100.00                 7%      $ 3,213.00
           2       58,320.00          8,748.00                 6%        2,974.32
           3       62,985.60         12,985.60                 5%        2,500.00
           4       68,024.45         18,024.45                 4%        2,000.00
           5       73,466.40         23,466.40                 3%        1,500.00
           6       79,343.72         29,343.72                 2%        1,000.00
           7       85,691.21         35,691.21                 1%          500.00
           8       92,546.51         42,546.51                 0%            0.00

WITHDRAWAL

Assume a Payment of $50,000 is made on the issue date and no additional payments are made. Assume that the Withdrawal Without Surrender Charge is equal to the greater of 15% of the current Accumulated Value or the accumulated earnings in the contract and there are withdrawals as detailed below. The table below presents examples of the surrender charge resulting from withdrawals, based on hypothetical Accumulated Values.

                 HYPOTHETICAL                WITHDRAWAL WITHOUT       SURRENDER
    ACCOUNT      ACCUMULATED                  SURRENDER CHARGE         CHARGE         SURRENDER
     YEAR           VALUE       WITHDRAWAL         AMOUNT            PERCENTAGE        CHARGE
---------------  ------------  ------------  -------------------  -----------------  -----------
           1      $54,000.00          $0.00      $  8,100.00                 7%       $    0.00
           2       58,320.00           0.00         8,748.00                 6%            0.00
           3       62,985.60           0.00        12,985.60                 5%            0.00
           4       68,024.45      30,000.00        18,024.45                 4%          479.02
           5       41,066.40      10,000.00         6,159.96                 3%          115.20
           6       33,551.72       5,000.00         5,032.76                 2%            0.00
           7       30,835.85      10,000.00         4,625.38                 1%           53.75
           8       22,502.72      15,000.00         3,375.41                 0%            0.00

PART 2: MARKET VALUE ADJUSTMENT

The market value factor is: [(1+i)/(1+j)](n/365)-1

The following examples assume:

1. The payment was allocated to a ten-year Guarantee Period Account with a Guaranteed Interest Rate of 8%.

2.  The date of surrender is seven years (2,555 days) from the expiration date.

3. The value of the Guarantee Period Account is equal to $62,985.60 at the end of three years.

4. No transfers or withdrawals affecting this Guarantee Period Account have been made.

5. Surrender charges, if any, are calculated in the same manner as shown in the examples in Part 1.

NEGATIVE MARKET VALUE ADJUSTMENT (UNCAPPED)
Assume that on the date of surrender, the current rate (j) is 10.00% or 0.10

    The market value factor             =  [(1+i)/(1+j)](n/365) -1

                                        =  [(1+.08)/(1+.10)](2555/365) -1

                                        =  (.98182)(7) -1

                                        =  -.12054

The market value adjustment             =  the market value factor multiplied by the withdrawal

                                        =  -.12054X$62,985.60

                                        =  -$7,592.11

POSITIVE MARKET VALUE ADJUSTMENT (UNCAPPED)
Assume that on the date of surrender, the current rate (j) is 7.00% or 0.07

    The market value factor             =  [(1+i)/(1+j)](n/365) -1

                                        =  [(1+.08)/(1+.07)](2555/365) -1

                                        =  (1.0093)(7) -1

                                        =  .06694

The market value adjustment             =  the market value factor multiplied by the withdrawal

                                        =  .06694X$62,985.60

                                        =  $4,216.26

NEGATIVE MARKET VALUE ADJUSTMENT (CAPPED)
Assume that on the date of surrender, the current rate (j) is 11.00% or 0.11

    The market value factor             =  [(1+i)/(1+j)](n/365) -1

                                        =  (1+.08)/(1+.11)](2555/365) -1

                                        =  (.97297)(7) -1

                                        =  -.17454

The market value adjustment             =  Minimum of the market value factor multiplied by the
                                           withdrawal or the negative of the excess interest earned
                                           over 3%

                                        =  Minimum of (-.17454X$62,985.60 or -$8,349.25)

                                        =  Minimum of (-$10,993.51 or -$8,349.25)

                                        =  -$8,349.25

POSITIVE MARKET VALUE ADJUSTMENT (CAPPED)
Assume that on the date of surrender, the current rate (j) is 6.00% or 0.06

    The market value factor             =  [(1+i)/(1+j)](n/365) -1

                                        =  [(1+.08)/(1+.06)](2555/365) -1

                                        =  (1.01887)(7) -1

                                        =  .13981

The market value adjustment             =  Minimum of the market value factor multiplied by the
                                           withdrawal or the excess interest earned over 3%

    The market value factor             =  Minimum of (.13981X$62,985.60 or $8,349.25)

                                        =  Minimum of ($8,806.02 or $8,349.25)

                                        =  $8,349.25

                                   APPENDIX C
                               THE DEATH BENEFIT

PART 1: DEATH OF THE ANNUITANT

DEATH BENEFIT ASSUMING NO WITHDRAWALS

Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume there are no withdrawals and that the Death Benefit Effective Annual Yield is equal to 5%. The table below presents examples of the Death Benefit based on the Hypothetical Accumulated Values.

               HYPOTHETICAL  HYPOTHETICAL
  CONTRACT     ACCUMULATED   MARKET VALUE      DEATH        DEATH        DEATH     HYPOTHETICAL
    YEAR          VALUE       ADJUSTMENT    BENEFIT (A)  BENEFIT (B)  BENEFIT (C)  DEATH BENEFIT
-------------  ------------  -------------  -----------  -----------  -----------  -------------
          1     $53,000.00     $    0.00     $53,000.00   $52,500.00   $50,000.00   $ 53,000.00
          2      53,530.00        500.00     54,030.00    55,125.00    53,000.00      55,125.00
          3      58,883.00          0.00     58,883.00    57,881.25    55,125.00      58,883.00
          4      52,994.70        500.00     53,494.70    60,775.31    58,883.00      60,775.31
          5      58,294.17          0.00     58,294.17    63,814.08    60,775.31      63,814.08
          6      64,123.59        500.00     64,623.59    67,004.78    63,814.08      67,004.78
          7      70,535.95          0.00     70,535.95    70,355.02    67,004.78      70,535.95
          8      77,589.54        500.00     78,089.54    73,872.77    70,535.95      78,089.54
          9      85,348.49          0.00     85,348.49    77,566.41    78,089.54      85,348.49
         10      93,883.34          0.00     93,883.34    81,444.73    85,348.49      93,883.34

Death Benefit (a) is the Accumulated Value increased by any positive Market Value Adjustment. Death Benefit (b) is the gross payments compounded annually at 5% decreased proportionately to reflect withdrawals. Death Benefit (c) is the death benefit that would have been payable on the most recent Contract anniversary, increased for subsequent payments, and decreased proportionately for subsequent withdrawals.

The Hypothetical Death Benefit is equal to the greatest of Death Benefits (a),
(b), or (c).

DEATH BENEFIT ASSUMING WITHDRAWALS

Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume there are withdrawals as detailed in the table below and that the Death Benefit Effective Annual Yield is equal to 5%. The table below presents examples of the Death Benefit based on the Hypothetical Accumulated Value.

               HYPOTHETICAL                HYPOTHETICAL
  CONTRACT     ACCUMULATED                 MARKET VALUE      DEATH        DEATH        DEATH     HYPOTHETICAL
    YEAR          VALUE      WITHDRAWALS    ADJUSTMENT    BENEFIT (A)  BENEFIT (B)  BENEFIT (C)  DEATH BENEFIT
-------------  ------------  ------------  -------------  -----------  -----------  -----------  -------------
          1     $53,000.00    $     0.00     $    0.00     $53,000.00   $52,500.00   $50,000.00   $ 53,000.00
          2      53,530.00          0.00        500.00     54,030.00    55,125.00    53,000.00      55,125.00
          3       3,883.00     50,000.00          0.00      3,883.00     4,171.13     3,972.50       4,171.13
          4       3,494.70          0.00        500.00      3,994.70     4,379.68     4,171.13       4,379.68
          5       3,844.17          0.00          0.00      3,844.17     4,598.67     4,379.68       4,598.67
          6       4,228.59          0.00        500.00      4,728.59     4,828.60     4,598.67       4,828.60
          7       4,651.45          0.00          0.00      4,651.45     5,070.03     4,828.60       5,070.03
          8       5,116.59          0.00        500.00      5,616.59     5,323.53     5,070.03       5,616.59
          9       5,628.25          0.00          0.00      5,628.25     5,589.71     5,616.59       5,628.25
         10         691.07      5,000.00          0.00        691.07       712.70       683.44         712.70

Death Benefit (a) is the Accumulated Value increased by any positive Market Value Adjustment. Death Benefit (b) is the gross payments compounded annually at 5%, decreased proportionately to reflect withdrawals. Death Benefit (c) is the death benefit that would have been payable on the most recent Contract anniversary, increased for subsequent payments, and decreased proportionately for subsequent withdrawals.

The Hypothetical Death Benefit is equal to the greatest of Death Benefits (a),
(b), or (c).

PART 2: DEATH OF THE OWNER WHO IS NOT THE ANNUITANT

Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume there are no partial withdrawals. The table below presents examples of the Death Benefit based on the Hypothetical Accumulated Values.

               HYPOTHETICAL  HYPOTHETICAL
  CONTRACT     ACCUMULATED   MARKET VALUE   HYPOTHETICAL
    YEAR          VALUE       ADJUSTMENT    DEATH BENEFIT
-------------  ------------  -------------  -------------
          1     $53,000.00     $    0.00     $ 53,000.00
          2      53,530.00        500.00       54,030.00
          3      58,883.00          0.00       58,883.00
          4      52,994.70        500.00       53,494.70
          5      58,294.17          0.00       58,294.17
          6      64,123.59        500.00       64,623.59
          7      70,535.95          0.00       70,535.95
          8      77,589.54        500.00       78,089.54
          9      85,348.49          0.00       85,348.49
         10      93,883.34          0.00       93,883.34

The Hypothetical Death Benefit is the Accumulated Value increased by any positive Market Value Adjustment.

                                   APPENDIX D
                        CONDENSED FINANCIAL INFORMATION
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                            FULCRUM SEPARATE ACCOUNT

                                                                                                    YEAR ENDED
                                                                                                   DECEMBER 31,
                                                                                               ---------------------
SUB-ACCOUNT                                                                                       1998       1997
---------------------------------------------------------------------------------------------  ----------  ---------
GLOBAL INTERACTIVE/TELECOMM PORTFOLIO
Unit Value:
  Beginning of Period........................................................................       1.295          0
  End of Period..............................................................................       1.665      1.295
Number of Units Outstanding at End of Period (in thousands)..................................       2,359      1,592
OPPENHEIMER AGGRESSIVE GROWTH FUND/VA
Unit Value:
  Beginning of Period........................................................................           0          0
  End of Period..............................................................................       1.296          0
Number of Units Outstanding at End of Period (in thousands)..................................           3          0
MFS EMERGING GROWTH SERIES
Unit Value:
  Beginning of Period........................................................................           0          0
  End of Period..............................................................................       1.327          0
Number of Units Outstanding at End of Period (in thousands)..................................          23          0
SMALL CAP VALUE SERIES
Unit Value:
  Beginning of Period........................................................................           0          0
  End of Period..............................................................................       1.203      0.000
Number of Units Outstanding at End of Period (in thousands)..................................          92          0
LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO
Unit Value:
  Beginning of Period........................................................................           0          0
  End of Period..............................................................................       1.118          0
Number of Units Outstanding at End of Period (in thousands)..................................         207          0
INTERNATIONAL GROWTH PORTFOLIO
Unit Value:
  Beginning of Period........................................................................    0.907182          0
  End of Period..............................................................................       0.823      0.907
Number of Units Outstanding at End of Period (in thousands)..................................       3,084      3,438
PBHG SELECT 20 PORTFOLIO
Unit Value:
  Beginning of Period........................................................................           0          0
  End of Period..............................................................................       1.260          0
Number of Units Outstanding at End of Period (in thousands)..................................         201          0
GROWTH PORTFOLIO
Unit Value:
  Beginning of Period........................................................................       1.055          0
  End of Period..............................................................................       1.045      1.055
Number of Units Outstanding at End of Period (in thousands)..................................       4,044      3,964

                                                                                                    YEAR ENDED
                                                                                                   DECEMBER 31,
                                                                                               ---------------------
SUB-ACCOUNT                                                                                       1998       1997
---------------------------------------------------------------------------------------------  ----------  ---------
VALUE PORTFOLIO
Unit Value:
  Beginning of Period........................................................................       1.243          0
  End of Period..............................................................................       1.317      1.243
Number of Units Outstanding at End of Period (in thousands)..................................       5,759      4,264
AIM V.I. VALUE FUND
Unit Value:
  Beginning of Period........................................................................           0          0
  End of Period..............................................................................       1.297          0
Number of Units Outstanding at End of Period (in thousands)..................................         232          0
MFS GROWTH WITH INCOME SERIES
Unit Value:
  Beginning of Period........................................................................           0          0
  End of Period..............................................................................       1.204          0
Number of Units Outstanding at End of Period (in thousands)..................................         165          0
OPPENHEIMER MAIN STREET GROWTH & INCOME FUND/VA
Unit Value:
  Beginning of Period........................................................................           0          0
  End of Period..............................................................................       1.214          0
Number of Units Outstanding at End of Period (in thousands)..................................         277          0
DELAWARE BALANCED SERIES
Unit Value:
  Beginning of Period........................................................................           0          0
  End of Period..............................................................................       1.173          0
Number of Units Outstanding at End of Period (in thousands)..................................         303          0
STRATEGIC INCOME PORTFOLIO
Unit Value:
  Beginning of Period........................................................................    1.028306          0
  End of Period..............................................................................       1.080      1.028
Number of Units Outstanding at End of Period (in thousands)..................................       1,652      1,604
MONEY MARKET FUND
Unit Value:
  Beginning of Period........................................................................       1.032          0
  End of Period..............................................................................       1.073      1.032
Number of Units Outstanding at End of Period (in thousands)..................................       3,109        440

                        CONDENSED FINANCIAL INFORMATION
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                            FULCRUM SEPARATE ACCOUNT

                                                                                                        YEAR ENDED
                                                                                                       DECEMBER 31,
                                                                                                   --------------------
SUB-ACCOUNT                                                                                          1998       1997
-------------------------------------------------------------------------------------------------  ---------  ---------
GLOBAL INTERACTIVE/TELECOMM PORTFOLIO
Unit Value:
  Beginning of Period............................................................................      1.105      0.000
  End of Period..................................................................................      1.420      1.105
Number of Units Outstanding at End of Period (in thousands)......................................        678        211
OPPENHEIMER AGGRESSIVE GROWTH FUND/VA
Unit Value:
  Beginning of Period............................................................................      0.000        N/A
  End of Period..................................................................................      1.296        N/A
Number of Units Outstanding at End of Period (in thousands)......................................          0        N/A
MFS EMERGING GROWTH SERIES
Unit Value:
  Beginning of Period............................................................................      0.000        N/A
  End of Period..................................................................................      1.327        N/A
Number of Units Outstanding at End of Period (in thousands)......................................          0        N/A
SMALL CAP VALUE SERIES
Unit Value:
  Beginning of Period............................................................................      0.000        N/A
  End of Period..................................................................................      1.204        N/A
Number of Units Outstanding at End of Period (in thousands)......................................          0        N/A
LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO
Unit Value:
  Beginning of Period............................................................................      0.000        N/A
  End of Period..................................................................................      1.118        N/A
Number of Units Outstanding at End of Period (in thousands)......................................          0        N/A
INTERNATIONAL GROWTH PORTFOLIO
Unit Value:
  Beginning of Period............................................................................      0.881      0.000
  End of Period..................................................................................      0.800      0.881
Number of Units Outstanding at End of Period (in thousands)......................................        144         85
PBHG SELECT 20 PORTFOLIO
Unit Value:
  Beginning of Period............................................................................      0.000        N/A
  End of Period..................................................................................      1.260        N/A
Number of Units Outstanding at End of Period (in thousands)......................................          0        N/A
GROWTH PORTFOLIO
Unit Value:
  Beginning of Period............................................................................      0.867      0.000
  End of Period..................................................................................      0.858      0.867
Number of Units Outstanding at End of Period (in thousands)......................................        504        313
VALUE PORTFOLIO
Unit Value:
  Beginning of Period............................................................................      1.049      0.000
  End of Period..................................................................................      1.111      1.049
Number of Units Outstanding at End of Period (in thousands)......................................      1,032        483

                                                                                                        YEAR ENDED
                                                                                                       DECEMBER 31,
                                                                                                   --------------------
SUB-ACCOUNT                                                                                          1998       1997
-------------------------------------------------------------------------------------------------  ---------  ---------
AIM V.I. VALUE FUND
Unit Value:
  Beginning of Period............................................................................      0.000        N/A
  End of Period..................................................................................      1.298        N/A
Number of Units Outstanding at End of Period (in thousands)......................................          0        N/A
MFS GROWTH WITH INCOME SERIES
Unit Value:
  Beginning of Period............................................................................      0.000        N/A
  End of Period..................................................................................      1.204        N/A
Number of Units Outstanding at End of Period (in thousands)......................................          0        N/A
OPPENHEIMER MAIN STREET GROWTH & INCOME FUND/VA
Unit Value:
  Beginning of Period............................................................................      0.000        N/A
  End of Period..................................................................................      1.214        N/A
Number of Units Outstanding at End of Period (in thousands)......................................          0        N/A
DELAWARE BALANCED SERIES
Unit Value:
  Beginning of Period............................................................................      0.000        N/A
  End of Period..................................................................................      1.174        N/A
Number of Units Outstanding at End of Period (in thousands)......................................          0        N/A
STRATEGIC INCOME PORTFOLIO
Unit Value:
  Beginning of Period............................................................................      0.998      0.000
  End of Period..................................................................................      1.048      0.998
Number of Units Outstanding at End of Period (in thousands)......................................        320         41
MONEY MARKET FUND
Unit Value:
  Beginning of Period............................................................................      1.010      0.000
  End of Period..................................................................................      1.050      1.010
Number of Units Outstanding at End of Period (in thousands)......................................         16          8